Semi-Annual Report
For the Six Months Ended April 30, 2001

                                     [LOGO]
                                       PIC
                                    PROVIDENT
                                   INVESTMENT
                                     COUNSEL
                                    Est. 1951


                            Balanced Fund Growth Fund
                                  Mid Cap Fund
                            Small Company Growth Fund
                                 Technology Fund

                          PROVIDENT INVESTMENT COUNSEL
--------------------------------------------------------------------------------
                     Growth Stock Leaders for a Half Century

Contents

                                 2       Highlights
                                 3       President's Letter
                                 4       Market Review
                                 7       Fund Reviews
                                13       Outlook
                                15       Our Philosophy
                                16       Performance Update/
                                         Portfolio Review
The Funds                       21       Statements of Assets and Liabilities
                                24       Statements of Operations
                                27       Statements of Changes
                                         in Net Assets
                                33       Financial Highlights
                                42       Notes to Financial Statements
The Portfolios                  50       Statement of Net Assets
                                64       Statements of Operations
                                65       Statements of Changes
                                         in Net Assets
                                68       Selected Ratio Data
                                71       Notes to Financial Statements

HIGHLIGHTS

EQUITY MARKETS

* We are living through perhaps the greatest correction in the history of growth stocks. Although the prior bear markets in the early 1980s and throughout the 1970s were difficult times, few corrections in living memory happened as quickly as this one. To put the year 2000 into perspective, it was the worst year for the S&P 500 since 1977, the worst year for the NASDAQ since 1972, and the worst year for the Dow since 1981. It has been a difficult time for investors and especially so for growth stock investors.

* With market conditions gradually improving during the latter part of April, we re-deployed the Funds' cash reserves. We still believe the Federal Reserve will continue to be accommodative, and aggressively so if necessary, to prevent a recession.

* We believe the current divergence between growth stocks and value stocks has created a tremendous buying opportunity for the growth investment style. We firmly believe that growth stocks were oversold during the past 6 months, and are now selling at historically low valuations.

FIXED-INCOME MARKETS

* During 2000 interest rates were subjected to some unusual influences. In the first half of the year, the Federal Reserve followed a policy of raising short-term interest rates to control economic growth. At the same time, the U.S. Treasury announced plans to reduce the supply of available long maturity debt. The result was that short rates moved higher, while long rates rallied and the normally positively sloped yield curve became inverted.

* However, as the year ended, it became apparent that the economy had slowed and financial markets began to price in an easing of monetary policy. The yield curve shifted from being almost flat at the beginning of October 2000 to being "bowed" in shape at the end of the year. Early in January, the Federal Reserve began an extremely aggressive easing of monetary policy. Short rates rallied, while longer ones moved higher, with the result that the yield curve became significantly steeper.

PRESIDENT'S LETTER

May 31, 2001

Dear Fellow Shareholder:

There is no question, the market's turbulence over the last six months has been astonishing. After providing investors with positive performance since 1995, the stock market gave us a wake up call during the year 2000. The recent volatility has reminded us of the importance of maintaining a long-term perspective and having a diversified investment plan.

As we look forward, we believe the Federal Reserve will do whatever is necessary to assure economic growth in the future. With the easing of monetary policy and as more fundamental economic data points are recorded pointing to a better economic environment in the late 2001 and 2002, we expect the market will reward the type of companies that are currently in the Funds.

We thank you for your patience with us during this very difficult period in the capital markets and look forward to better days in the future.

                                   Cordially,

                                   /s/ Thomas M. Mitchell

                                   Thomas M. Mitchell
                                   President, PIC Investment Trust

P.S. Please visit our web site at www.provnet.com for market updates, new product offerings and portfolio manager commentary.

MARKET REVIEW

EQUITY

Starting in mid-October 2000 continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. We believe investor sentiment deteriorated significantly in light of an outlook for slower growth in the U.S. economy, an uncertain political environment, and a major reevaluation of price-to-earnings multiples. The significant price declines of most growth stocks were derived from a new consensus that capital expenditures in 2001 and beyond will be significantly affected by the slowing economy. After the steep decline of stock market values in the latter part of 2000, optimism was high as investors looked to the aggressive January 2001 Federal Reserve discount rate cuts as a harbinger of better times to come. However, this optimism faded quickly during February and March 2001 as the continuing onslaught of weaker economic data and company fundamental forecasts for future revenue and earnings growth continued to disappoint investor expectations.

The month of April could have been described as "the month when the current bear market for growth stocks ended." While it is still too early to tell if we have seen the lows in growth equity values, certainly April was a positive month for growth equity stocks. Additionally, news on the economic front was also encouraging. Consumer spending on home sales in March 2001 grew at an incredibly rapid pace. GDP growth for the first quarter was reported at a preliminary 2%, much stronger than anticipated. And while we expect revisions of the preliminary number will most likely be downwardly biased, it still should be stronger than expected. This may be a positive sign that the weakness in technology sectors has not, at least as of yet, severely affected many areas of the broader-based economy. That being said, with recently reported layoffs, particularly in the manufacturing sector, we expect employment data to be weak in the coming months.

We still believe that a severe economic slowdown/recession will be avoided even though many pundits suggest that we already are in recession. However, the economy will continue to worry investors for several months to come. The deep inventory correction in the telecommunication and technology sectors, where the inventory overhang was very large and where demand has slowed significantly due to reduced capital expenditures, is still having an impact on investor psychology. While earnings for many large and small technology companies will only gradually rebound, we feel this is more than reflected in current valuation levels. With market conditions improving during the latter part of April, we re-deployed cash reserves in the Funds. We still believe that the Federal Reserve will continue to be accommodative, and aggressively so if necessary, to prevent a recession. In our view this will provide a positive environment for equities in the coming months.

FIXED-INCOME

The fixed-income markets continued to experience high degrees of volatility in terms of both changes in interest rates and in the relative value between sectors. As interest rate forecasting does not play a role in our fixed-income investment process, we are more concerned with the changes in relationship between interest rates at different maturities than with the absolute levels. During 2000, interest rates were subjected to some unusual influences. In the first half of the year, the Federal Reserve followed a policy of raising short-term interest rates to control economic growth. At the same time, the U.S. Treasury announced plans to reduce the supply of available long maturity debt. The result was that short rates moved higher, while long rates rallied and the normally positively sloped yield curve became inverted. However, as the year ended it became apparent that the economy had slowed and financial markets began to price in an easing of monetary policy. The yield curve shifted from being almost flat at the beginning of October to being "bowed" in shape--with intermediate rates below both long and short ones--at the end of the year. Early in January the Federal Reserve began an extremely aggressive easing of monetary policy. Short rates rallied, while longer ones moved higher, with the result that the yield curve became significantly steeper.

These changes in the relationship between long and short rates, as shown in the reshaping of the yield curve, provided plenty of opportunity to add incremental value to the PIC Balanced Fund's performance through changing the structure, without taking additional interest rate risk. As the yield curve had become inverted in the early part of 2000, we structured the fixed-income portion of the PIC Balanced Fund in a barbell (a combination of long and short maturity holdings) to achieve the required portfolio duration. Towards the end of the year, as the yield curve began to steepen, we reduced this structural bias by selling long and short maturity issues and concentrating holdings close to the target duration. As the yield curve became even steeper, this structure added incremental return relative to the index performance.

Volatility was not limited to absolute and relative interest rates. The relationship between the Treasury and Corporate sectors was also extremely volatile. In the latter months of the year, the primary influences on this relationship were the reshaping of the yield curve and new issue supply. When the Treasury yield curve inverted, the Corporate yield curve remained positively sloped (because investors always demand incremental yield for assuming credit risk over longer periods) with the result that the yield between long Treasury and long Corporate issues widened. This process was reversed towards the end of the year as the yield curve re-shaped. New issue supply of Corporate bonds reached record volumes at the same time the Treasury was reducing the amount of its debt outstanding. The combination of these two influences caused the Corporate sector to become cheap relative to Treasuries. In addition, concerns over the deterioration of general credit quality weighed heavily on the Corporate sector. However the fortunes of this sector changed with the first easing of monetary policy by the Fed on January 3rd. Corporate bonds rallied strongly recording their second best monthly relative return in ten years. Even though new issue volume has continued at record levels, the sector has continued to provide strong relative returns through the end of the period.

FUND REVIEWS

PIC Balanced Fund

* The Fund's performance for the six-month period ended April 30, 2001 was -18.95%(1) due to the dramatic decline in growth equities. A "bright spot" was the fixed-income portion of the Fund, which recorded an outstanding quarter. Beginning on 10/31/00, the asset mix for the Fund was shifted from about 60% stocks, 40% bonds2, to 40% stocks, 60% bonds(2) by February 28, 2001. At the month ended April 30th, we shifted the allocation back up to about 53% stocks, 47% bonds.2 We were able to capture close to 6% in absolute return by making these asset allocation changes.

* For the equity portion of the Fund, technology and telecommunications stocks explained 79% of the absolute loss to the equity-only return. Although we decreased the Fund's allocation to stocks, the significant distribution change was not enough to overcome the large losses in the technology and the telecommunications sectors.

* For the fixed-income portion, we were able to add incremental return by actively managing the Fund's exposure to the Corporate sector. We were able to take advantage of the changes in the shape of the yield curve by managing the term structure in the Fund accordingly. The most efficient means of achieving this is by increasing or decreasing exposure to long duration issues in the sector. Except in extreme circumstances, we expect that in the near term the Fund will have a relative over-weight in short corporate issues as these provide valuable yield with less risk should spreads between the Corporate and Treasury sectors widen.

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions.)
(2)  Including short-term cash and cash equivalents.

Equity Portion
  of the PIC Balanced Fund

WHAT HELPED PERFORMANCE?

Communications

*    Underweighting the Fund relative to the S&P 500 Index

*    Qwest Communications and Sprint PCS were the best contributors

Consumer Services

* Slightly unfavorable stock selection was offset by an overweight of 7% in this sector vs. 5% for the S&P 500

* The Fund gained 0.39% over the S&P 500, primarily with our position in AOL / Time Warner

WHAT HURT PERFORMANCE?

Electronic Technology

* An unfavorable overweight relative to the S&P 500; The largest detractors from performance were positions in Corning, Sun Microsystems, Cisco Systems and EMC Corp.

Technology Services

* Stock selection resulted in a relative loss of 4% to the S&P 500. The largest detractors from performance were positions in Ariba, Siebel Systems, and Adobe Systems

Health Technology

* Stock selection resulted in a relative loss of 2% to the S&P 500. The largest detractors from performance were positions in Immunex, Alza Corp and IDEC Pharmaceuticals

Fixed Income Portion of the PIC Balanced Fund

WHAT HELPED PERFORMANCE?

* We were able to take advantage of changes in the shape of the Treasury yield curve and in the relative value between the Treasury and Corporate sectors to add value to the Fund.

WHAT HURT PERFORMANCE?

* Performance was marginally affected by the extreme volatility in the shape of the yield curve.

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to buy or sell such securities.

PIC Growth Fund

* The Fund was down 32.69%3 for the six months ended April 30, 2001. Most of the damage came during the fourth quarter of 2000 when the Fund's holdings were hampered by exposure in the Technology sector, which was down 64% for the year 2000.

* Stock selection in the electronic technology and technology services sectors hurt the Fund's performance, with defensive positions in finance, health technology and consumer services providing most of the positive return.

WHAT HELPED PERFORMANCE?

Finance

* Good stock selection and an overweight helped the Fund gain 0.94% over the Russell 1000 Growth Index

* Contributing to our outperformance were positions in Lehman Brothers, Freddie Mac, and Gold-man Sachs

Health Technology

* Slightly unfavorable stock selection was offset by a favorable sector overweight in this outperforming sector. The Fund gained 0.60% over the Russell 1000 Growth Index, primarily in the Pharmaceuticals industries

* Contributing to the outperformance were positions in Forest Labs, Elan Corp. and Pharmacia Corp.

Consumer Services

* Slightly unfavorable stock selection was offset by a favorable sector overweight in this outperforming sector. The Fund gained 0.45% over the benchmark, primarily with our position in AOL / Time Warner

WHAT HURT PERFORMANCE?

Electronic Technology

* Stock selection resulted in the relative loss of 7% to the Russell 1000 Growth Index. Our slight sector underweight did little to mitigate the loss

* The largest detractors from performance were positions in Juniper Networks, Sun Microsystems and QLogic

Technology Services

* Stock selection resulted in a relative loss of 3% to the benchmark. The largest detractors from performance were positions in Adobe Systems, Siebel Systems and BEA Systems

Industrial Services

* The Fund's only position in this sector, Enron Corp., underperformed the Russell 1000 Growth Index. This resulted in a relative loss of 0.33% for the period

(3) Class A shares (at net asset value, assuming the reinvestment of all distributions.)

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to buy or sell such securities.

PIC Mid Cap Fund

* The Fund's six-month return was down as positions in the Industrial Services, Technology Services and the Retail sectors hampered performance.

* The Utilities sector led the six-month period for mid cap growth, as this was the best performing sector. Our overweight in this sector provided 200 basis points of relative performance. Underweighting the Electronic Technology sector and good stock selection in the Communications sector provided 153 basis points and 150 basis points, respectively.

WHAT HELPED PERFORMANCE?

Utilities

* This was a strong performing sector. Because of our tripled overweight, we gained almost 200 basis points of relative performance compared to the Russell Mid Cap Growth Index. Our independent power producers, Mirant Corp. and Calpine, were our group's leaders.

Electronic Technology

* Although this was a negative performing group for the time period, we added 153 basis points of relative performance compared to the benchmark. The Fund's underweight throughout this period was a significant factor in outperformance.

Communications

* Positive stock selection added approximately 150 basis points of relative returns compared to the Russell Mid Cap Growth Index. We outperformed the benchmark due to superior security selection. Sprint PCS was the leader in this sector.

WHAT HURT PERFORMANCE?

Industrial Services

* We underperformed relative to the benchmark, losing 90 basis points of relative returns. Spectra Site Holdings and Global Marine were the under-performers during this period.

Retail

* Both an underperformance and underweight hurt the Fund. We lost 80 basis points of relative performance from holding Dollar Tree Stores, Costco Wholesale and Tiffany & Co.

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to buy or sell such securities.

PIC Small Company Fund

* Given the volatile markets, the Fund posted a negative return for the six-month period. The areas that penalized the Fund's performance were holdings in the Health Technology and the Electronic Technology sectors.

* With a few exceptions, we believe the fundamentals of the companies held in these sectors are still very strong and we expect as the market environment improves so will their performance.

WHAT HELPED PERFORMANCE?

Industrial Services

* This sector provided the strongest performance. The Fund gained over 320 basis points of relative performance. National-Oilwell, Marine Drilling, UTI Energy and Precision Drilling were the sector's leaders.

Retail

* Good stock selection in our retail group added 158 basis points of relative performance. Stocks held in the Fund were up 45% vs. the Russell 2000 Growth benchmark, up 14%.

* 99 Cents Only Stores, Hot Topic, Electronics Boutique and Pacific Sunwear were our strong performing specialty retail stocks.

WHAT HURT PERFORMANCE?

Health Technology

* This was a negative performing sector during the six-month period. Myriad Genetics, Molecular Devices, Novoste, Aurora Biosciences and Digene Corp. detracted from the Fund's performance.

Electronic Technology

* Stock selection in JNI Corp, Plexus Corp, Au-diocodes, Oak Technology, Elantec Semiconductor and Orbotech detracted from the Fund's performance.

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to buy or sell such securities.

PIC Technology Fund

* The launch of the PIC Technology Fund, September 29, 2000, coincided with the worst quarter in the history of the NASDAQ. High multiple stocks were not immune, and in some cases, despite improving fundamentals, stocks fell significantly from their highs. The correction in technology stocks was broad and affected all sectors. The Fund was down 48.05%(4) for the six months ending April 30, 2001.

* We are in a new valuation environment for growth where future revenue and earnings growth must be visible, not just anticipated. However, we believe we have not seen an end to premium valuations for companies that will deliver superior growth.

WHAT HELPED PERFORMANCE?

* Good stock selection in the Wireless Telecommunications, Electronic Production Equipment, & Specialty Telecommunications industries.

* Sprint PCS, Nanometrics and Qwest Communications International were some of best performing stocks

WHAT HURT PERFORMANCE?

* Computer Communications, Telecommunications Equipment, Packaged Software, and the Internet Software & Services industries detracted from the Fund's overall performance

* Cisco Systems, Sycamore Networks, I2 Technologies, and Interwoven were some of the stocks that detracted from the Fund's performance

(4) Class A shares (at net asset value, assuming the reinvestment of all distributions.)

NOTE: The Fund's holdings may change at any time. References to specific investments are not a recommendation to transact in such securities.

OUTLOOK

Growth Stocks Have Been Oversold

The Crandall, Pierce & Company chart below shows the difference in returns for the growth half of the market versus the value half of the market on a rolling 12-month period. The two halves of the market are usually within 10 percent of each other for any 12-month period. As of 4/30/01, there was a 35 percent difference (S&P 500 Value Index was up 6%, S&P 500 Growth Index was down 29%). Over long periods of time, the two halves of the market revert to the mean and converge to create the "market return." However, we believe the current divergence in the two halves of the market has created a tremendous buying opportunity for growth stocks. We firmly believe that growth stocks were oversold during the past 6 months, and are now selling at historically low valuations.

                     [Value Stocks vs. Growth Stocks Graph]
                              Large Capitalization


     Shaded area indicates periods where Value Stocks or Growth Stocks have outperformed the benchmark index.
                  Total Return - Last Observations April 2001

 Sources: S&P / BARRA; Standard & Poor's Corporation;(C)2001 Crandall, Pierce &
      Company * All rights reserved. 270SL Valuations Still Remain The Key

Investor psychology today toward rapidly growing companies with above average price-to-earnings multiples still remains negative, but less so than even a month ago. What seems clear to us is that the environment for growth stocks will be different from the 1998-2000 period. We think the market for growth stocks has turned the corner and we are seeing valuations at levels which make us optimistic that the year will end on a strong note with an outlook for 2002 that looks very positive. Investors' focus will be on companies with solid balance sheets, real earnings, and business models that will weather the ever-changing technological product cycles.

While we will continue to "fine tune" the Funds' structure, we are largely "sticking" with those investments that we believe will re-emerge as leaders in an improving market. Our continuing research focus is to find and own companies that are in a position to provide 3-5 year earnings per share growth rates that will far outstrip the general growth in the economy. We are focused on investing in those companies that we believe can generate positive sales and earnings gains in this market environment.

* For the PIC Growth Fund, PIC Mid Cap Fund, PIC Small Company Growth Funds and the equity portion of the PIC Balanced Fund, we continue to believe secular opportunities in selected technology and health care companies are important areas of concentration. In addition, in the above-mentioned Funds we have increased our emphasis in "early cycle" areas such as retail trade and finance. We have also reduced the Funds' exposure in telecommunication equipment companies in favor of telecommunication service providers where we think earnings visibility is much stronger. Further, we are selectively adding energy-related companies whose futures are tied to domestic natural gas and electricity production. The recent shortages of electricity in California and the critical natural gas shortages in the midwest this winter are not short-term problems, nor are they necessarily local in nature, but rather, may be national in scope.

* Looking forward, in the PIC Technology Fund, we are now presented with many opportunities in some of our favorite technology companies. In the Fund, we remain committed to investment opportunities in next-generation networking and certain software applications. Further, we have increased our exposure in the more cyclical technology companies. Over the next six months, we foresee some repositioning in the Fund as we anticipate improving outlooks in technology spending.

As a final point, we still expect positive GDP growth year-over-year. Coupled with an accommodative Fed, stable inflation, and a positive interest rate environment, we think the end of the bear market in growth stocks is near at hand. While the economic and earnings news will be negative during the coming months, we look forward to a more friendly market, as investors look ahead to an improving environment in the latter part of this year and into 2002. The final catalyst to an improving equity market environment could well be provided by the passage of further tax cuts. While the near-term economic impact will be modest, the impact to investor psychology could be significant.

The absolute decline of asset values since the bear market began in September of 2000 is not insignificant. The disappointment you feel is equally felt by all of us at Provident. However, we are confident that in the months ahead we will see much improved conditions that should very positively impact the Funds' overall returns. As always, we appreciate the opportunity to serve you and welcome any comments you might have.

OUR EQUITY INVESTMENT PHILOSOPHY

*    Focused, fundamental research, properly controlled, adds value.

* Sustainable revenue earnings growth is the most important contributor to long-term stock appreciation.

* Emphasis on strong financial characteristics ensures focus on growth and quality.

* Investment style consistency is critical to superior long-term investment results.

[GRAPHIC]

OUR FIXED-INCOME INVESTMENT PHILOSOPHY

* Superior risk-adjusted returns are achieved by capturing changes in relative value through active yield curve management, sector rotation, and prudent security selection.

                                   [GRAPHIC]

PERFORMANCE UPDATE/PORTFOLIO REVIEW BALANCED FUND

Asset Allocation:

Average annual total returns for the period ended 4/30/01+*:

Stocks: 53%
Bonds: 47%**

**   Includes short term cash and cash equivalents.

                                      Since
                                    Inception
     1 Year    3 Year    5 Year      6/11/92
     ------    ------    ------      -------
A:  (26.48%)    1.77%     9.58%       9.66%

                                    % of Net
Top 10 Equity Holdings:                  Assets
AOL Time Warner, Inc.............................................   2.95%
Pfizer, Inc......................................................   2.92%
EMC Corp.........................................................   2.40%
General Electric Co..............................................   2.39%
Applied Materials, Inc...........................................   2.27%
Texas Instruments, Inc...........................................   1.89%
Morgan Stanley Dean Witter & Co..................................   1.71%
Calpine Corp.....................................................   1.63%
Lowe's Companies, Inc............................................   1.61%
American Home Products Corp......................................   1.50%


+    Past performance is not predictive of future performance.

* The performance results have been adjusted for the applicable maximum sales charge as it relates to each Fund.

         Equity Sector Allocation            Fixed Income Sector Allocation

                [GRAPHIC]                             [GRAPHIC]

       Electronic Technology    23.5%         Yankees                  32.1%
       Health Technology        20.2          Finance                  18.0
       Retail Trade             11.7          Government/Treasury      17.7
       Finance                  11.1          Industrials              16.7
       Technology Services       9.8          Agency                   12.8
       Consumer Services         8.8          Utility                   2.7
       Producer Manufacturing    6.1
       Communications            4.2
       Utilities                 3.1
       Industrial Services       1.5

GROWTH FUND

  Equity Sector Allocation

        [GRAPHIC]

Electronic Technology    26.2%
Health Technology        20.9
Retail Trade             10.5
Finance                   9.2
Producer Manufacturing    9.1
Consumer Services         8.0
Technology Services       7.7
Communications            4.1
Utilities                 2.2
Industrial Services       2.1

Average annual total returns for the period ended 4/30/01+*:

                                        Since
      1 Year      3 Year     5 Year   Inception^
      ------      ------     ------   ----------
A:   (41.01)%     (2.35)%      n/a      5.67%
B:   (40.97)%       n/a        n/a    (13.77)%

                                                                        % of Net
Top 10 Equity Holdings:                                                  Assets
-----------------------                                                  ------
General Electric Co.....................................................  7.40%
Pfizer, Inc.............................................................  6.43%
Intel Corp..............................................................  4.66%
AOL Time Warner, Inc....................................................  3.75%
Cisco Systems, Inc......................................................  3.58%
Texas Instruments, Inc..................................................  3.58%
Applied Materials, Inc..................................................  3.34%
EMC Corp................................................................  3.21%
Pharmacia Corp..........................................................  3.14%
Mercury Interactive Corp................................................  2.91%

^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999.

+    Past performance is not predictive of future performance.

* The performance results have been adjusted for the applicable maximum sales charge as it relates to each Fund.

MID CAP FUND

 Equity Sector Allocation

        [GRAPHIC]

Health Technology        20.9%
Electronic Technology    19.5
Finance                  11.8
Technology Services      10.5
Industrial Services       5.9
Health Services           5.8
Utilities                 5.7
Communications            4.5
Distribution Services     4.5
Consumer Services         3.9
Retail Trade              3.2
Transportation            2.0
Consumer Durables         1.8

Average annual total returns for the period ended 4/30/01+*:

                                        Since
      1 Year      3 Year     5 Year   Inception^
      ------      ------     ------   ----------
A:    (16.51)%    22.38%      n/a       26.55%
B:    (16.58)%       n/a      n/a       28.81%
C:    (13.00)%       n/a      n/a      (22.83)%

                                                                        % of Net
Top 10 Equity Holdings:                                                  Assets
-----------------------                                                  ------
Capital One Financial Corp..............................................  3.68%
Amerisource Health Corp. - Class A .....................................  3.20%
Time Warner Telecom, Inc. - Class A ....................................  3.12%
ALZA Corp...............................................................  2.99%
Mirant Corp.............................................................  2.94%
Mercury Interactive Corp................................................  2.87%
Jabil Circuit, Inc......................................................  2.58%
Calpine Corp............................................................  2.57%
Lam Research Corp.......................................................  2.54%
Allergan, Inc...........................................................  2.38%

^ Fund A commenced operations on December 31, 1997. Fund B commenced operations on March 31, 1999. Fund C commenced operations on March 1, 2000.

+    Past performance is not predictive of future performance.

* The performance results have been adjusted for the applicable maximum sales charge as it relates to each Fund.

SMALL COMPANY GROWTH FUND

  Equity Sector Allocation

         [GRAPHIC]

Electronic Technology    20.5%
Health Technology        14.8
Industrial Services      10.9
Technology Services      10.7
Health Services           9.7
Finance                   7.9
Retail Trade              6.8
Consumer Services         3.9
Transportation            3.4
Commercial Services       3.0
Communications            2.6
Consumer Durables         1.7
Distribution Services     1.4
Process Industries        1.1
Producer Manufacturing    1.1
Utilities                 0.5

Average annual total returns for the period ended 4/30/01+*:

                                        Since
      1 Year      3 Year     5 Year   Inception^
      ------      ------     ------   ----------
A:    (30.04)%     7.94%       n/a       9.00%
B:    (30.28)%       n/a       n/a      20.95%
C:    (27.11)%       n/a       n/a     (35.54)%

                                                                        % of Net
Top 10 Equity Holdings:                                                  Assets
-----------------------                                                  ------
ESC Medical Systems Ltd................................................   2.23%
99 Cents Only Stores, Inc..............................................   2.22%
AmeriCredit Co.........................................................   2.02%
Henry Jack & Associates, Inc...........................................   1.70%
Catalina Marketing Corp................................................   1.55%
Skywest, Inc...........................................................   1.49%
Ryanair Holdings plc ADR ..............................................   1.48%
Marine Drilling Cos., Inc..............................................   1.46%
Pride International, Inc...............................................   1.38%
Rare Hospital International, Inc.......................................   1.37%

^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999. Fund C commenced operations on March 1, 2000.

+    Past performance is not predictive of future performance.

* The performance results have been adjusted for the applicable maximum sales charge as it relates to each Fund.

TECHNOLOGY FUND

Equity Industry Allocation

        [GRAPHIC]

Packaged Software                       14.6%
Electric Equipment/Semiconductors       12.8
Telecommunications Equipment            12.2
Computer Communications                 10.4
Electronic Production Equipment          6.5
Investment Trusts/Mutual Funds           6.4
Biotechnology                            5.8
Computer Peripherals                     5.7
Semiconductors                           5.4
Computer Processing Hardware             3.7
Internet Software/Services               3.3
Wireless Telecommunications              3.0
Media Conglomerates                      2.9
Electronic Equipment Instruments         2.2
Specialty Telecommunications             2.1
Cable/Satellite TV                       1.6
Data Processing Services                 1.4

Total returns for the period ended 4/30/01 +*:

                                      Since
                                    Inception
        1 Year   3 Year   5 Year     9/29/00
        ------   ------   ------     -------
A:        n/a     n/a      n/a       (55.42)%

                                                                        % of Net
Top 10 Equity Holdings**:                                                Assets
-------------------------                                                ------
CIENA Corp.............................................................   4.78%
Cisco Systems, Inc.....................................................   4.42%
Mercury Interactive Corp...............................................   4.30%
Texas Instruments, Inc.................................................   3.44%
Analog Devices, Inc....................................................   3.08%
Applied Materials, Inc.................................................   2.86%
QLogic Corp............................................................   2.79%
Sprint Corp. (PCS Group) ..............................................   2.78%
AOL Time Warner Inc....................................................   2.74%
Intel Corp.............................................................   2.68%

+    Past performance is not predictive of future performance.

* The performance results have been adjusted for the applicable maximum sales charge as it relates to each Fund.

**   Excludes securities held through index and other derivative instruments.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         Balanced         Growth         Mid Cap      Small Company     Technology
                                                          Fund A          Fund A          Fund A      Growth Fund A       Fund A
                                                       ------------    ------------    ------------   -------------    ------------
ASSETS
  Investment in Portfolio, at cost .................   $ 23,026,157    $    830,208    $ 21,764,575    $ 44,682,635    $  6,289,402
  Investment in Portfolio, at value ................   $ 23,113,888    $    848,687    $ 23,052,028    $ 50,870,243    $  4,612,092
  Receivables:
    Investment in Portfolio sold ...................            647              --             285              --              --
    Fund shares sold ...............................             --              --          15,496         350,087              --
    From Provident Investment Counsel,
      Inc. (Note 3) ................................          9,687           5,088           1,376          13,816          16,035
  Prepaid expenses .................................          7,514           8,292           9,008          14,125             589
                                                       ------------    ------------    ------------    ------------    ------------
          Total assets .............................     23,131,736         862,067      23,078,193      51,248,271       4,628,716
                                                       ------------    ------------    ------------    ------------    ------------
LIABILITIES
  Payables:
    Investments in Portfolio purchased .............            647              --          15,496         350,087              --
    Fund shares redeemed ...........................             --              --             285              --              --
    Distribution fees (Note 4) .....................         21,487           1,891          22,060          34,630           3,647
    Shareholder servicing fees (Note 4) ............          2,880            (337)          1,330           5,566             138
  Accrued expenses .................................         34,609          17,483          25,094          15,138           8,308
  Deferred trustees' compensation (Note 3) .........         13,765           8,868           7,502          18,073             419
                                                       ------------    ------------    ------------    ------------    ------------
          Total liabilities ........................         73,388          27,905          71,767         423,494          12,512
                                                       ------------    ------------    ------------    ------------    ------------
NET ASSETS
  Applicable to shares of beneficial
    interest outstanding ...........................   $ 23,058,348    $    834,162    $ 23,006,426    $ 50,824,777    $  4,616,204
  Shares of beneficial interest outstanding ........      1,997,412          77,292       1,367,576       3,322,993         487,860
  Net asset value per share ........................   $      11.54    $      10.79    $      16.82    $      15.29    $       9.46
  Maximum offering price per share
    (Net asset value divided by 94.25%) ............   $      12.25    $      11.45    $      17.85    $      16.23    $      10.04

COMPONENTS OF NET ASSETS
  Paid-in capital ..................................   $ 26,185,881    $  1,257,404    $ 24,936,213    $ 55,131,203    $  9,154,248
  Accumulated net investment income (loss) .........         47,932         (36,713)       (143,459)       (275,084)        (21,991)
  Accumulated net realized loss on investments .....     (3,263,196)       (405,008)     (3,073,781)    (10,218,950)     (2,838,743)
  Net unrealized appreciation (depreciation)
    on investments .................................         87,731          18,479       1,287,453       6,187,608      (1,677,310)
                                                       ------------    ------------    ------------    ------------    ------------
          Net assets ...............................   $ 23,058,348    $    834,162    $ 23,006,426    $ 50,824,777    $  4,616,204
                                                       ============    ============    ============    ============    ============

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

       STATEMENTS OF ASSETS AND LIABILITIES at April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                            Growth        Mid Cap     Small Company
                                                            Fund B        Fund B      Growth Fund B
                                                         -----------    -----------   -------------
ASSETS
  Investment in Portfolio, at cost .................     $ 1,355,133    $ 7,593,294    $ 1,243,445
                                                         ===========    ===========    ===========
  Investment in Portfolio, at value ................     $ 1,377,082    $ 8,042,936    $ 1,423,513
  Receivables:
    Fund shares sold ...............................             195         33,069             --
    From Provident Investment
         Counsel, Inc. (Note 3) ....................           8,724          6,546          6,146
                                                         -----------    -----------    -----------
         Total assets ..............................       1,386,001      8,082,551      1,429,659
                                                         -----------    -----------    -----------
LIABILITIES
  Payables:
    Investments in Portfolio purchased .............             195         33,069             --
    Funds advanced by custodian ....................           7,429         74,368          3,390
    Distribution fees (Note 4) .....................             799          4,498            797
    Shareholder servicing fees (Note 4) ............           4,660         20,573          4,061
  Accrued expenses .................................          21,875         22,811         19,205
  Deferred trustees' compensation (Note 3) .........           3,329          3,329          3,332
                                                         -----------    -----------    -----------
          Total liabilities ........................          38,287        158,648         30,785
                                                         -----------    -----------    -----------
NET ASSETS
  Applicable to shares of beneficial
    interest outstanding ...........................     $ 1,347,714    $ 7,923,903    $ 1,398,874
                                                         ===========    ===========    ===========
  Shares of beneficial interest outstanding ........         100,846        368,460         95,654
                                                         -----------    -----------    -----------
  Net asset value and offering price per share*.....     $     13.36    $     21.51    $     14.62
                                                         ===========    ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..................................     $ 1,875,303    $ 8,792,159    $ 1,952,581
  Accumulated net investment loss ..................         (18,192)       (73,767)       (18,447)
  Accumulated net realized loss
    on investments .................................        (531,346)    (1,244,131)      (715,328)
  Net unrealized appreciation on investments .......          21,949        449,642        180,068
                                                         -----------    -----------    -----------
          Net assets ...............................     $ 1,347,714    $ 7,923,903    $ 1,398,874
                                                         ===========    ===========    ===========

* Redemption price per share is equal to Net Asset Value less any applicable sales charge.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Mid Cap      Small Company
                                                                         Fund C      Growth Fund C
                                                                       -----------    -----------
ASSETS
  Investment in Portfolio, at cost ..............................      $ 1,417,099    $   102,269
                                                                       ===========    ===========
  Investment in Portfolio, at value .............................      $ 1,506,419    $   117,251
  Cash ..........................................................               --         10,705
  Receivables:
    Investment in Portfolio sold ................................               11          2,246
    Fund shares sold ............................................              995          1,195
    From Provident Investment Counsel, Inc. (Note 3) ............            5,906          5,515
                                                                       -----------    -----------
          Total assets ..........................................        1,513,331        136,912
                                                                       -----------    -----------
LIABILITIES
  Payables:
    Investments in Portfolio purchased ..........................              995          1,195
    Fund shares redeemed ........................................               11          2,246
    Funds advanced by custodian .................................            2,102             --
    Distribution fees (Note 4) ..................................            1,648            134
    Shareholder servicing fees (Note 4) .........................              549             45
    Accrued expenses ............................................           12,898         15,240
    Deferred trustees' compensation (Note 3) ....................            2,124          2,090
                                                                       -----------    -----------
          Total liabilities .....................................           20,327         20,950
                                                                       -----------    -----------
NET ASSETS
  Applicable to shares of beneficial interest outstanding........      $ 1,493,004    $   115,962
                                                                       ===========    ===========
  Shares of beneficial interest outstanding .....................          100,968          9,965
                                                                       -----------    -----------
  Net asset value and offering price per share* .................      $     14.79    $     11.64
                                                                       ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................      $ 1,877,954    $   163,270
  Accumulated net investment loss ...............................          (15,537)        (4,842)
  Accumulated net realized loss on investments ..................         (458,733)       (57,448)
  Net unrealized appreciation on investments ....................           89,320         14,982
                                                                       -----------    -----------
          Net assets ............................................      $ 1,493,004    $   115,962
                                                                       ===========    ===========

* Redemption price per share is equal to Net Asset Value less any applicable sales charge.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         Balanced         Growth          Mid Cap     Small Company     Technology
                                                          Fund A          Fund A          Fund A      Growth Fund A       Fund A
                                                       ------------    ------------    ------------   -------------    ------------
INVESTMENT INCOME
  Net investment income (loss) allocated
   from Portfolio:
    Dividends ......................................   $     22,946    $      5,663    $      8,063    $     10,558    $        784
    Interest .......................................        427,978           5,961          53,893         116,627          20,355
    Income from securities loaned - net ............             --               4              25              27               6
    Expenses .......................................       (112,069)        (18,912)       (118,631)       (240,585)        (26,955)
                                                       ------------    ------------    ------------    ------------    ------------
          Net investment income (loss)
            from Portfolio .........................        338,855          (7,284)        (56,650)       (113,373)         (5,810)
                                                       ------------    ------------    ------------    ------------    ------------
  Fund Expenses:
    Administration fees (Note 3) ...................         35,385          11,115          33,729          55,540          12,833
    Distribution fees (Note 4) .....................         34,936           4,731          32,867          60,130           6,743
    Shareholder servicing fees (Note 4) ............         20,962           2,271          15,777          36,078           3,236
    Transfer agent fees ............................         11,106          11,689          14,349          10,816          10,510
    Audit fees .....................................          5,550           2,110           4,832           4,950           4,509
    Registration expense ...........................          5,227           4,907           2,452           7,302           5,111
    Reports to shareholders ........................          4,963           1,140           4,971           1,836           2,332
    Custody and accounting services fees ...........          2,974           2,975           2,974           2,974           2,974
    Legal fees .....................................          1,706             819             463             992          10,726
    Organization costs .............................             --              --           1,448              --              --
    Trustee fees ...................................         (6,247)         (3,373)            410          (9,905)          2,317
    Miscellaneous ..................................          2,183           1,199           1,985           1,710             992
                                                       ------------    ------------    ------------    ------------    ------------
          Total expenses ...........................        118,745          39,583         116,257         172,423          62,283
          Less: fees waived and expenses
            absorbed (Note 3) ......................        (83,809)        (32,960)        (51,835)        (64,190)        (46,102)
                                                       ------------    ------------    ------------    ------------    ------------
          Net expenses .............................         34,936           6,623          64,422         108,233          16,181
                                                       ------------    ------------    ------------    ------------    ------------
              Net investment income (loss) .........        303,919         (13,907)       (121,072)       (221,606)        (21,991)
                                                       ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  ALLOCATED FROM PORTFOLIO
  Net realized loss on investments .................     (3,249,736)       (404,639)     (3,018,054)     (8,595,179)     (2,818,363)
  Net unrealized depreciation on investments .......     (3,729,204)     (1,099,920)     (5,970,678)     (3,828,468)     (1,057,736)
                                                       ------------    ------------    ------------    ------------    ------------
          Net realized and unrealized loss on
            investments ............................     (6,978,940)     (1,504,559)     (8,988,732)    (12,423,647)     (3,876,099)
                                                       ------------    ------------    ------------    ------------    ------------
               Net decrease in net assets resulting
                 from operations ...................   $ (6,675,021)   $ (1,518,466)   $ (9,109,804)   $(12,645,253)   $ (3,898,090)
                                                       ============    ============    ============    ============    ============

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF OPERATIONSASSETS AND LIABILITIES For the Six Months Ended April 30, at April 30, 2001 (Unaudited) 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Growth         Mid Cap     Small Company
                                                                                 Fund B         Fund B      Growth Fund B
                                                                               -----------    -----------   ------------
INVESTMENT INCOME
  Net investment loss allocated from Portfolio:
    Dividends .........................................................        $     2,663    $     2,335    $       289
    Interest ..........................................................              2,627         15,472          3,147
    Income from securities loaned - net ...............................                  7              9              1
    Expenses ..........................................................             (7,761)       (35,170)        (6,516)
                                                                               -----------    -----------    -----------
          Net investment loss from Portfolio ..........................             (2,464)       (17,354)        (3,079)
                                                                               -----------    -----------    -----------
  Fund Expenses:
    Administration fees (Note 3) ......................................              8,964         15,144          8,758
    Distribution fees (Note 4) ........................................              5,715         28,895          4,810
    Shareholder servicing fees (Note 4) ...............................              1,905          9,632          1,603
    Transfer agent fees ...............................................              9,829         12,074         10,088
    Audit fees ........................................................              3,889          4,039          4,075
    Registration expense ..............................................              4,753          6,725          7,684
    Reports to shareholders ...........................................                985          1,280          1,299
    Custody and accounting services fees ..............................              2,976          2,975          2,974
    Legal fees ........................................................                413            457            429
    Trustee fees ......................................................                565            581            563
    Miscellaneous .....................................................                748          1,418          1,081
                                                                               -----------    -----------    -----------
         Total expenses ...............................................             40,742         83,220         43,364
         Less: fees waived and expenses
              absorbed (Note 3) .......................................            (32,361)       (35,446)       (35,028)
                                                                               -----------    -----------    -----------
         Net expenses .................................................              8,381         47,774          8,336
                                                                               -----------    -----------    -----------
              Net investment loss .....................................            (10,845)       (65,128)       (11,415)
                                                                               -----------    -----------    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO
  Net realized loss on investments ....................................           (456,897)    (1,229,424)      (257,534)
  Net unrealized depreciation on investments ..........................           (156,206)    (1,235,896)       (73,063)
                                                                               -----------    -----------    -----------
          Net realized and unrealized loss
            on investments ............................................           (613,103)    (2,465,320)      (330,597)
                                                                               -----------    -----------    -----------
               Net decrease in net assets
                 resulting from operations ............................        $  (623,948)   $(2,530,448)   $  (342,012)
                                                                               ===========    ===========    ===========

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Mid Cap   Small Company
                                                                                 Fund C    Growth Fund C
                                                                                ---------  -------------
INVESTMENT INCOME
  Net investment loss allocated from Portfolio:
    Dividends .........................................................         $     402    $      25
    Interest ..........................................................             2,661          251
    Income from securities loaned - net ...............................                 2           --
    Expenses ..........................................................            (6,161)        (522)
                                                                                ---------    ---------
          Net investment loss from Portfolio ..........................            (3,096)        (246)
                                                                                ---------    ---------
  Fund Expenses:
    Administration fees (Note 3) ......................................             8,792        7,540
    Distribution fees (Note 4) ........................................             5,081          388
    Shareholder servicing fees (Note 4) ...............................             1,694          129
    Transfer agent fees ...............................................            10,211        9,619
    Audit fees ........................................................             3,634        3,462
    Registration expense ..............................................             4,007        4,309
    Reports to shareholders ...........................................               992          991
    Custody and accounting services fees ..............................             2,974        2,974
    Legal fees ........................................................               275          337
    Trustee fees ......................................................             1,399        2,461
    Miscellaneous .....................................................               991          839
                                                                                ---------    ---------
          Total expenses ..............................................            40,050       33,049
          Less: fees waived and expenses absorbed (Note 3) ............           (31,651)     (32,377)
                                                                                ---------    ---------
          Net expenses ................................................             8,399          672
                                                                                ---------    ---------
               Net investment loss ....................................           (11,495)        (918)
                                                                                ---------    ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO
  Net realized loss on investments ....................................          (365,811)     (24,713)
  Net unrealized depreciation on investments ..........................           (38,441)      (1,136)
                                                                                ---------    ---------
     Net realized and unrealized loss on investments ..................          (404,252)     (25,849)
                                                                                ---------    ---------
          Net decrease in net assets resulting
            from operations ...........................................         $(415,747)   $ (26,767)
                                                                                =========    =========

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Balanced                              Growth
                                                                         Fund A                               Fund A
                                                           -----------------------------------   ----------------------------------
                                                           Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                            April 30, 2001+   October 31, 2000    April 30, 2001+   October 31, 2000
                                                            ---------------   ----------------    ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) ........................      $    303,919       $    564,455       $    (13,907)      $    (74,948)
  Net realized gain (loss) on investments .............        (3,249,736)         3,288,485           (404,639)         1,013,496
  Net unrealized appreciation
   (depreciation) on investments ......................        (3,729,204)           119,377         (1,099,920)          (232,639)
                                                             ------------       ------------       ------------       ------------
       Net increase (decrease) in net assets
         resulting from operations ....................        (6,675,021)         3,972,317         (1,518,466)           705,909
                                                             ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................          (212,988)          (650,179)                --                 --
  From net realized gain ..............................        (3,275,152)        (7,921,430)        (1,008,497)          (526,216)
                                                             ------------       ------------       ------------       ------------
       Total distributions to shareholders ............        (3,488,140)        (8,571,609)        (1,008,497)          (526,216)
                                                             ------------       ------------       ------------       ------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ...........................         2,246,072          6,571,338            336,928          3,018,980
  Proceeds from reinvestment of
    distributions .....................................         3,328,017          8,200,705            969,663            508,700
  Cost of shares redeemed .............................        (9,399,945)        (5,466,294)        (5,619,822)        (2,840,660)
                                                             ------------       ------------       ------------       ------------
  Net increase (decrease) in net assets
    resulting from share transactions .................        (3,825,856)         9,305,749         (4,313,231)           687,020
                                                             ------------       ------------       ------------       ------------
       Total increase (decrease) in
         net assets ...................................       (13,989,017)         4,706,457         (6,840,194)           866,713

NET ASSETS
  Beginning of period .................................        37,047,365         32,340,908          7,674,356          6,807,643
                                                             ------------       ------------       ------------       ------------
  End of period .......................................      $ 23,058,348       $ 37,047,365       $    834,162       $  7,674,356
                                                             ============       ============       ============       ============
  Accumulated net investment income (loss) ............      $     47,932       $    (42,999)      $    (36,713)      $    (22,806)
                                                             ============       ============       ============       ============
CHANGE IN SHARES
  Shares sold .........................................           181,640            399,617             22,077            149,034
  Shares issued on reinvestment of
    distributions .....................................           238,512            523,086             62,761             27,015
  Shares redeemed .....................................          (757,877)          (321,961)          (420,841)          (142,706)
                                                             ------------       ------------       ------------       ------------
  Net increase (decrease) .............................          (337,725)           600,742           (336,003)            33,343
                                                             ============       ============       ============       ============

+    Unaudited.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS OF ASSETS AND LIABILITIES at March 31, 2000
--------------------------------------------------------------------------------

                                                                         Mid Cap                          Small Company
                                                                         Fund A                           Growth Fund A
                                                           -----------------------------------   ----------------------------------
                                                           Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                            April 30, 2001+   October 31, 2000    April 30, 2001+   October 31, 2000
                                                            ---------------   ----------------    ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .................................      $   (121,072)      $   (267,920)      $   (221,606)      $   (304,944)
  Net realized gain (loss) on investments .............        (3,018,054)         8,211,284         (8,595,179)        (1,405,812)
  Net unrealized appreciation
    (depreciation) on investments .....................        (5,970,678)         4,915,023         (3,828,468)        (1,851,277)
                                                             ------------       ------------       ------------       ------------
       Net increase (decrease) in net assets
         resulting from operations ....................        (9,109,804)        12,858,387        (12,645,253)        (3,562,033)
                                                             ------------       ------------       ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ..............................        (7,997,730)          (746,987)                --                 --
                                                             ------------       ------------       ------------       ------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ...........................         7,066,437         15,400,712         10,632,409          6,437,564
  Shares issued in exchange for Small
    Company Growth Fund I .............................                --                 --                 --         60,938,915
  Proceeds from reinvestment of
    distributions .....................................         5,262,843            624,918                 --                 --
  Cost of shares redeemed .............................        (8,232,526)        (3,982,955)        (6,703,138)        (5,173,821)
                                                             ------------       ------------       ------------       ------------
  Net increase in net assets
    resulting from share transactions .................         4,096,754         12,042,675          3,929,271         62,202,658
                                                             ------------       ------------       ------------       ------------
       Total increase (decrease) in
         net assets ...................................       (13,010,780)        24,154,075         (8,715,982)        58,640,625

NET ASSETS
  Beginning of period .................................        36,017,206         11,863,131         59,540,759            900,134
                                                             ------------       ------------       ------------       ------------
  End of period .......................................      $ 23,006,426       $ 36,017,206       $ 50,824,777       $ 59,540,759
                                                             ============       ============       ============       ============
  Accumulated net investment loss .....................      $   (143,459)      $    (22,837)      $   (275,084)      $    (53,478)
                                                             ============       ============       ============       ============

CHANGE IN SHARES
  Shares sold .........................................           333,570            578,521            705,805            303,080
  Shares issued in exchange for
    Small Company Growth Fund I .......................                --                 --                 --          2,958,200
  Shares issued on reinvestment of
    distributions .....................................           250,135             32,047                 --                 --
  Shares redeemed .....................................          (423,036)          (151,087)          (455,066)          (255,461)
                                                             ------------       ------------       ------------       ------------
  Net increase.........................................           160,669            459,481            250,739          3,005,819
                                                             ============       ============       ============       ============

+    Unaudited.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Technology
                                                                            Fund A
                                                              --------------------------------------
                                                                                September 29, 2000**
                                                              Six Months Ended        through
                                                               April 30, 2001+    October 31, 2000
                                                               ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..................................         $   (21,991        $      (689)
  Net realized loss on investments .....................          (2,818,363)           (20,380)
  Net unrealized depreciation on investments ...........          (1,057,736)          (619,574)
                                                                 -----------        -----------
       Net decrease in net assets
         resulting from operations .....................          (3,898,090)          (640,643)
                                                                 -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ............................             240,853          8,914,084
  Cost of shares redeemed ..............................                  --                 --
                                                                 -----------        -----------
  Net increase in net assets resulting from
    share transactions .................................             240,853          8,914,084
                                                                 -----------        -----------
       Total increase (decrease) in net assets .........          (3,657,237)         8,273,441
NET ASSETS
  Beginning of period ..................................           8,273,441                 --
                                                                 -----------        -----------
  End of period ........................................         $ 4,616,204        $ 8,273,441
                                                                 ===========        ===========

  Accumulated net investment loss ......................         $   (21,991)                --
                                                                 ===========        ===========
CHANGE IN SHARES
  Shares sold ..........................................              33,498            454,362
  Shares redeemed ......................................                  --                 --
                                                                 -----------        -----------
  Net increase .........................................              33,498            454,362
                                                                 ===========        ===========

 +    Unaudited.
 ** Commencement of operations.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Growth                              Mid Cap
                                                                          Fund B                              Fund B
                                                           -----------------------------------   ----------------------------------
                                                           Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                                            April 30, 2001+   October 31, 2000    April 30, 2001+   October 31, 2000
                                                            ---------------   ----------------    ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .................................       $   (10,845)       $   (27,632)       $   (65,128        $  (100,101)
  Net realized gain (loss) on investments                        (456,897)           (21,832)        (1,229,424)           399,681
  Net unrealized appreciation
    (depreciation) on investments .....................          (156,206)            93,992         (1,235,896)         1,623,274
                                                              -----------        -----------        -----------        -----------
       Net increase (decrease) in net
         assets resulting from operations..............          (623,948)            44,528         (2,530,448)         1,922,854
                                                              -----------        -----------        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ..............................                --                 --           (387,593)                --
                                                              -----------        -----------        -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ...........................           298,987            856,718          2,077,445          7,085,619
  Proceeds from reinvestment of
    distributions .....................................                --                 --             11,235                 --
  Cost of shares redeemed .............................          (139,702)           (70,569)          (632,219)          (354,734)
                                                              -----------        -----------        -----------        -----------
  Net increase in net assets resulting
    from share transactions ...........................           159,285            786,149          1,456,461          6,730,885
                                                              -----------        -----------        -----------        -----------
       Total increase (decrease)
         in net assets ................................          (464,663)           830,677         (1,461,580)         8,653,739

NET ASSETS
  Beginning of period .................................         1,812,377            981,700          9,385,483            731,744
                                                              -----------        -----------        -----------        -----------
  End of period .......................................       $ 1,347,714        $ 1,812,377        $ 7,923,903        $ 9,385,483
                                                              ===========        ===========        ===========        ===========
  Accumulated net investment loss .....................       $   (18,192)       $    (7,347)       $   (73,767)       $    (8,639)
                                                              ===========        ===========        ===========        ===========
CHANGE IN SHARES
  Shares sold .........................................            19,344             39,878             90,368            273,887
  Shares issued on reinvestment of
    distributions .....................................                --                 --                416                 --
  Shares redeemed .....................................            (9,540)            (3,213)           (30,879)           (12,249)
                                                              -----------        -----------        -----------        -----------
  Net increase ........................................             9,804             36,665             59,905            261,638
                                                              ===========        ===========        ===========        ===========

+    Unaudited.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Small Company
                                                                         Growth Fund B
                                                             -------------------------------------
                                                             Six Months Ended        Year Ended
                                                              April 30, 2001+     October 31, 2000
                                                              ---------------     ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..................................        $   (11,415)        $   (22,744)
  Net realized loss on investments .....................           (257,534)           (455,247)
  Net unrealized appreciation (depreciation)
    on investments .....................................            (73,063)            233,335
                                                                -----------         -----------

       Net decrease in net assets
         resulting from operations .....................           (342,012)           (244,656)
                                                                -----------         -----------

BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ............................            389,098           1,890,038
  Cost of shares redeemed ..............................           (225,116)           (198,104)
                                                                -----------         -----------

  Net increase in net assets resulting
    from share transactions ............................            163,982           1,691,934
                                                                -----------         -----------

       Total increase (decrease) in net assets .........           (178,030)          1,447,278

NET ASSETS
  Beginning of period ..................................          1,576,904             129,626
                                                                -----------         -----------

  End of period ........................................        $ 1,398,874         $ 1,576,904
                                                                ===========         ===========

  Accumulated net investment loss ......................        $   (18,447)        $    (7,032)
                                                                ===========         ===========
CHANGE IN SHARES
  Shares sold ..........................................             25,451              84,496
  Shares redeemed ......................................            (14,336)             (9,724)
                                                                -----------         -----------

  Net increase .........................................             11,115              74,772
                                                                ===========         ===========

*    Unaudited.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             Mid Cap                           Small Company
                                                             Fund C                            Growth Fund C
                                                ----------------------------------   ----------------------------------
                                                                   March 1, 2000*                       March 1, 2000*
                                               Six Months Ended       through       Six Months Ended       through
                                                April 30, 2001+   October 31, 2000   April 30, 2001+   October 31, 2000
                                                ---------------   ----------------   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .......................     $   (11,495)       $    (6,954)      $      (918)       $      (849)
  Net realized loss on investments ..........        (365,811)           (92,922)          (24,713)           (32,735)
  Net unrealized appreication
    (depreciation) on investments ...........         (38,441)           127,761            (1,136)            16,118
                                                  -----------        -----------       -----------        -----------
       Net increase (decrease) in net
         assets resulting from operations ...        (415,747)            27,885           (26,767)           (17,466)
                                                  -----------        -----------       -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................              --                 --            (3,075)                --
                                                  -----------        -----------       -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold .................         620,699          1,378,890            43,371            133,035
  Proceeds from reinvestment of
    distributions ...........................              --                 --                20                 --
  Cost of shares redeemed ...................         (80,942)           (37,781)          (13,156)                --
                                                  -----------        -----------       -----------        -----------
  Net increase in net assets resulting
    from share transactions .................         539,757          1,341,109            30,235            133,035
                                                  -----------        -----------       -----------        -----------
       Total increase in net assets .........         124,010          1,368,994               393            115,569

NET ASSETS
  Beginning of period .......................       1,368,994                 --           115,569                 --
                                                  -----------        -----------       -----------        -----------
  End of period .............................     $ 1,493,004        $ 1,368,994       $   115,962        $   115,569
                                                  ===========        ===========       ===========        ===========
  Accumulated net investment loss ...........     $   (15,537)       $    (4,042)      $    (4,842)       $      (849)
                                                  ===========        ===========       ===========        ===========

CHANGE IN SHARES
  Shares sold ...............................          37,839             70,592             3,571              7,572
  Shares issued on reinvestment of
    distributions ...........................              --                 --                 2                 --
  Shares redeemed ...........................          (5,379)            (2,084)           (1,180)                --
                                                  -----------        -----------       -----------        -----------
  Net increase ..............................          32,460             68,508             2,393              7,572
                                                  ===========        ===========       ===========        ===========

 +   Unaudited.
 *  Commencement of operations.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                          Balanced
                                                                           Fund A
                                             ---------------------------------------------------------------------
                                               Six Months                     Year ended October 31,
                                                 Ended          --------------------------------------------------
                                             April 30, 2001+     2000       1999       1998       1997       1996
                                             ---------------    ------     ------     ------     ------     ------
Net asset value, beginning of period             $15.87         $18.65     $16.95     $15.51     $13.91     $13.24

Income from investment operations:
  Net investment income ..................         0.14           0.30       0.22       0.16       0.16       0.14
  Net realized and unrealized gain
    (loss) on investments ................        (2.87)          1.85       2.88       2.44       2.64       1.34
                                                 ------         ------     ------     ------     ------     ------
Total from investment operations .........        (2.73)          2.15       3.10       2.60       2.80       1.48
                                                 ------         ------     ------     ------     ------     ------
Less distributions:
  From net investment income .............        (0.10)         (0.34)     (0.22)     (0.15)     (0.16)     (0.14)
  From net realized gain .................        (1.50)         (4.59)     (1.18)     (1.01)     (1.04)     (0.67)
                                                 ------         ------     ------     ------     ------     ------
Total distributions ......................        (1.60)         (4.93)     (1.40)     (1.16)     (1.20)     (0.81)
                                                 ------         ------     ------     ------     ------     ------
Net asset value, end of period ...........       $11.54         $15.87     $18.65     $16.95     $15.51     $13.91
                                                 ======         ======     ======     ======     ======     ======

Total return .............................       (18.95)%^       12.06%     19.20%     17.85%     21.76%     11.96%

Ratios/supplemental data:
  Net assets, end of period
    (millions) ...........................       $ 23.1         $ 37.0     $ 32.3     $ 42.0     $ 35.3     $ 12.9

Ratios to average net assets:#++
  Expenses ...............................         1.05%*         1.05%      1.05%      1.05%      1.05%      1.05%
  Net investment income ..................         2.18%*         1.51%      1.21%      0.97%      1.10%      1.05%

+    Unaudited.
*    Annualized.
^    Not annualized
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.85%, 0.88%, 1.03%, 0.54%, 0.74% and 1.57%, respectively.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                           Growth
                                                                           Fund A
                                             -------------------------------------------------------------------
                                               Six Months           Year ended October 31,     February 3, 1997*
                                                 Ended          ----------------------------       through
                                             April 30, 2001+     2000       1999       1998    October 31, 1997
                                             ---------------    ------     ------     ------   -----------------
Net asset value,
  beginning of period ......................      $18.57        $17.92     $13.67     $11.44         $10.00
                                                  ------        ------     ------     ------         ------
Income from investment operations:
  Net investment loss ......................       (0.40)        (0.18)     (0.12)     (0.07)         (0.03)
  Net realized and
    unrealized gain (loss)
    on investments .........................       (4.93)         2.20       4.37       2.30           1.47
                                                  ------        ------     ------     ------         ------
Total from investment
  operations ...............................       (5.33)         2.02       4.25       2.23           1.44
                                                  ------        ------     ------     ------         ------

Less distributions:
  From net realized gain ...................       (2.45)        (1.37)        --         --             --
                                                  ------        ------     ------     ------         ------
Net asset value,
  end of period ............................      $10.79        $18.57     $17.92     $13.67         $11.44
                                                  ======        ======     ======     ======         ======

Total return ...............................      (32.69)%^      11.15%     31.09%     19.49%        14.40%^

Ratios/supplemental data:
  Net assets, end of period
    (millions) .............................      $  0.8        $  7.7     $  6.8     $  3.7         $  2.2

Ratios to average net assets:#++
  Expenses .................................        1.35%**       1.35%      1.35%      1.35%          1.35%+
  Net investment loss ......................       (0.73)%**     (0.89)%    (0.85)%    (0.68)%        (0.62)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.73%, 1.11%, 1.27%, 2.73% and 8.67%, respectively.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    Mid Cap
                                                                     Fund A
                                            -----------------------------------------------------------
                                                                   Year ended
                                              Six Months           October 31,       December 31, 1997*
                                                Ended           -----------------         through
                                            April 30, 2001+      2000       1999      October 31, 1998
                                            ---------------     ------     ------     -----------------
Net asset value, beginning of
  period ..................................      $29.84         $15.87      $10.53         $10.00
                                                 ------         ------      ------         ------
Income from investment operations:
  Net investment loss .....................       (0.09)         (0.22)      (0.11)         (0.03)
  Net realized and unrealized gain
    (loss) on investments .................       (6.22)         15.13        5.45           0.56
                                                 ------         ------      ------         ------

Total from investment operations ..........       (6.31)         14.91        5.34           0.53
                                                 ------         ------      ------         ------
Less distributions:
  From net realized gain ..................       (6.71)         (0.94)         --             --
                                                 ------         ------      ------         ------

Net asset value, end of period ............      $16.82         $29.84      $15.87         $10.53
                                                 ======         ======      ======         ======

Total return ..............................      (25.66)%^       97.09%      50.71%        5.30%^

Ratios/supplemental data:
  Net assets, end of period (millions).....      $ 23.0         $ 36.0      $ 11.9         $  5.7

Ratios to average net assets:#++
  Expenses ................................        1.39%**        1.39%       1.39%          1.04%+
  Net investment loss .....................       (0.92)%**      (1.03)%     (1.03)%        (0.43)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed 0.63%, 0.80%, 2.60% and 4.11%, respectively.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                         Small Company
                                                                         Growth Fund A
                                             ---------------------------------------------------------------------
                                               Six Months          Year ended October 31,        February 3, 1997*
                                                 Ended          ----------------------------         through
                                             April 30, 2001+     2000       1999       1998      October 31, 1997
                                             ---------------    ------     ------     ------     -----------------
Net asset value, beginning
  of period ................................      $19.38        $13.55     $ 8.50     $10.42          $10.00
                                                  ------        ------     ------     ------          ------

Income from investment operations:
  Net investment income (loss) .............       (0.06)         0.10      (0.30)     (0.12)          (0.03)
  Net realized and unrealized
    gain (loss) on investments .............       (4.03)         5.73       5.35      (1.80)           0.45
                                                  ------        ------     ------     ------          ------
Total from investment
  operations ...............................       (4.09)         5.83       5.05      (1.92)           0.42
                                                  ------        ------     ------     ------          ------
Net asset value, end of period .............      $15.29        $19.38     $13.55     $ 8.50          $10.42
                                                  ======        ======     ======     ======          ======

Total return ...............................      (21.10)%^      43.03%     59.41%    (18.43)%        4.20%^

Ratios/supplemental data:
  Net assets, end of period (millions)......      $ 50.8        $ 59.5     $  0.9     $  2.7          $  3.1

Ratios to average net assets:#++
  Expenses .................................        1.45%**       1.45%      1.55%      1.55%           1.55%+
  Net investment loss ......................       (0.92)%**     (0.93)%    (1.35)%    (1.23)%         (1.14)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.26%, 0.43%, 5.85%, 2.78% and 10.01%, respectively. Per share numbers have been calculated using the average shares method.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                       Technology
                                                         Fund A
                                             ---------------------------------
                                               Six Months    September 29, 2000*
                                                 Ended            through
                                             April 30,2001+   October 31, 2000
                                             --------------   ----------------
Net asset value, beginning of period .......     $18.21            $20.00
                                                 ------            ------
Income from investment operations:
  Net investment loss ......................      (0.05)               --
  Net realized and unrealized
    loss on investments ....................      (8.70)            (1.79)
                                                 ------            ------

Total from investment operations ...........      (8.75)            (1.79)
                                                 ------            ------

Net asset value, end of period .............     $ 9.46            $18.21
                                                 ======            ======

Total return ...............................     (48.05)%^         (8.95)%^

Ratios/supplemental data:
  Net assets, end of period (millions) .....     $  4.6            $  8.3

Ratios to average net assets:#++
  Expenses .................................       1.60%**           1.60%+
  Net investment income (loss) .............      (5.09)%**         (0.11)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 12.18% and 1.75%, respectively.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                  Growth
                                                                  Fund B
                                            -----------------------------------------------------
                                               Six Months                        March 31, 1999*
                                                 Ended           Year Ended          through
                                            April 30, 2001+   October 31, 2000   October 31, 1999
                                            ---------------   ----------------   ----------------
Net asset value, beginning of period ........    $19.91            $18.05             $17.65
                                                 ------            ------             ------
Income from investment operations:
  Net investment loss .......................     (0.10)            (0.29)             (0.07)
  Net realized and unrealized gain
    (loss) on investments ...................     (6.45)             2.15               0.47
                                                 ------            ------             ------

Total from investment operations ............     (6.55)             1.86               0.40
                                                 ------            ------             ------

Net asset value, end of period ..............    $13.36            $19.91             $18.05
                                                 ======            ======             ======

Total return ................................    (32.90)%^          10.30%              2.27%^

Ratios/supplemental data:
  Net assets, end of period (millions) ......    $  1.3            $  1.8             $  1.0

Ratios to average net assets:#++
  Expenses ..................................      2.10%**           2.10%              2.10%+
  Net investment loss .......................     (1.42)%**         (1.64)%            (1.70)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 4.24%, 4.66% and 24.58%, respectively.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                  Mid Cap
                                                                  Fund B
                                            -----------------------------------------------------
                                               Six Months                        March 31, 1999*
                                                 Ended           Year Ended          through
                                            April 30, 2001+   October 31, 2000   October 31, 1999
                                            ---------------   ----------------   ----------------
Net asset value, beginning of period ........   $30.42            $15.60              $13.03
                                                ------            ------              ------


Income from investment operations:
  Net investment loss .......................    (0.17)            (0.31)              (0.02)
  Net realized and unrealized gain
    (loss) on investments ...................    (7.52)            15.13                2.59
                                                ------            ------              ------

Total from investment operations ............    (7.69)            14.82                2.57
                                                ------            ------              ------

Less distributions:
  From net realized gain ....................    (1.22)               --                  --
                                                ------            ------              ------
Net asset value, end of period ..............   $21.51            $30.42              $15.60
                                                ======            ======              ======

Total return ................................   (26.10)%^          95.00%              19.72%^

Ratios/supplemental data:
  Net assets, end of period (millions) ......   $  7.9            $  9.4              $  0.7

Ratios to average net assets:#++
  Expenses ..................................     2.14%**           2.14%               2.14%+
  Net investment loss .......................    (1.69)%**         (1.76)%             (1.69)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.17%, 1.61% and 95.73%, respectively.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                            Small Company Growth
                                                                  Fund B
                                            -----------------------------------------------------
                                               Six Months                        March 31, 1999*
                                                 Ended           Year Ended          through
                                            April 30, 2001+   October 31, 2000   October 31, 1999
                                            ---------------   ----------------   ----------------
Net asset value, beginning of period .......      $18.65           $13.27              $ 9.64
                                                  ------           ------              ------

Income from investment operations:
  Net investment loss ......................       (0.10)           (0.21)              (0.06)
  Net realized and unrealized gain
    (loss) on investments ..................       (3.93)            5.59                3.69
                                                  ------           ------              ------

Total from investment operations ...........       (4.03)            5.38                3.63
                                                  ------           ------              ------

Net asset value, end of period .............      $14.62           $18.65              $13.27
                                                  ======           ======              ======

Total return ...............................      (21.61)%^         40.54%             37.66%^

Ratios/supplemental data:
  Net assets, end of period (millions) .....      $  1.4           $  1.6              $  0.1

Ratios to average net assets:#++
  Expenses .................................        2.30%**          2.30%               2.30%+
  Net investment loss ......................       (1.78)%**        (1.86)%             (2.07)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 5.45%, 5.59% and 204.11%, respectively.

See accompanying Notes to Financial Statements.

              Provident Investment Counsel Mutual Funds

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                      Mid Cap                         Small Company
                                                      Fund C                           Growth Fund C
                                        ----------------------------------   ----------------------------------
                                          Six Months        March 1, 2000*      Six Months      March 1, 2000*
                                             Ended             through            Ended             through
                                        April 30, 2001+   October 31, 2000   April 30, 2001+   October 31, 2000
                                        ---------------   ----------------   ---------------   ----------------
Net asset value, beginning of
  period .............................      $19.98             $20.00             $15.26           $20.00
                                            ------             ------             ------           ------
Income from investment operations:
  Net investment income (loss) .......       (0.10)             (0.10)              0.34            (0.11)
  Net realized and unrealized
    gain (loss) on investments .......       (5.09)              0.08              (3.56)           (4.63)
                                            ------             ------             ------           ------

Total from investment operations .....       (5.19)             (0.02)             (3.22)           (4.74)
                                            ------             ------             ------           ------
Less distributions:
  From net investment income .........          --                 --              (0.40)              --
                                            ------             ------             ------           ------

Net asset value, end of period .......      $14.79             $19.98             $11.64           $15.26
                                            ======             ======             ======           ======
Total return .........................      (25.98)%^          (0.10)%^           (21.40)%^        (23.70)%^

Ratios/supplemental data:
  Net assets, end of period (millions)      $  1.5             $  1.4             $  0.1           $  0.1

Ratios to average net assets:#++
  Expenses ...........................        2.14%**            2.14%**            2.30%**          2.30%**
  Net investment loss ................       (1.77)%**          (1.72)%**          (1.64)%**        (1.79)%+

+    Unaudited.
*    Commencement of operations.
**   Annualized.
^    Not annualized.
# Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 4.91% and 14.36%, respectively for the Mid Cap Fund C and 62.56% and 118.02%, respectively for the Small Company Growth Fund C.

See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1 - ORGANIZATION

     PIC Investment Trust (the "Trust") was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers twelve separate series: Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund I, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Small Company Growth Fund C, Provident Investment Counsel Small Cap Growth Fund I, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Mid Cap Fund B, Provident Investment Counsel Mid Cap Fund C, and Provident Investment Counsel Technology Fund A (each a "Fund" and collectively the "Funds") Each Fund invests substantially all of its assets in the respective Portfolio, a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The financial statements, including the portfolio of investments of the Provident Investment Counsel Growth Fund I and Provident Investment Counsel Small Cap Growth Fund I are in separate reports.

2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation. The Funds reflect their investments in the respective Portfolio at their proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolios is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

     B. Investment Income and Dividends to Shareholders. The Funds earn income, net of the expenses of the Portfolios, daily on their investments in the Portfolios. All net investment income and realized and unrealized gains or losses on investments of the Portfolios are allocated pro-rata among the Funds and the other Holders of Interests in the Portfolios. Dividends, if any, are paid annually to shareholders of the Funds and recorded on the ex-dividend date.

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

     C. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. Deferred Organization Costs. The costs incurred by the Provident Investment Counsel Mid Cap Fund A with respect to initial organization, have been deferred and are being amortized using the straight-line method over a period of five years commencing December 31, 1997.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

3 - TRANSACTIONS WITH AFFILIATES

     The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and Investment Company Administration LLC ("ICA") pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolios. PIC and ICA also provide management services necessary for the operations of the Trust and the Portfolios and furnish office facilities. PIC receives a fee for its services to the Funds at the rate of 0.20% of the average daily net assets of the Funds. ICA receives an annual fee for its services of $15,000 from each of the Funds.

     PIC has voluntarily agreed to limit the Funds' expenses, including those expenses allocated from the Portfolios, to the following levels:

Provident Investment Counsel Balanced Fund A                               1.05%
Provident Investment Counsel Growth Fund A                                 1.35%
Provident Investment Counsel Mid Cap Fund A                                1.39%
Provident Investment Counsel Small Company Growth Fund A                   1.45%
Provident Investment Counsel Technology Fund A                             1.60%
Provident Investment Counsel Growth Fund B                                 2.10%
Provident Investment Counsel Mid Cap Fund B                                2.14%
Provident Investment Counsel Small Company Growth Fund B                   2.30%
Provident Investment Counsel Mid Cap Fund C                                2.14%
Provident Investment Counsel Small Company Growth Fund C                   2.30%

                Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

     The percentages are based on the Funds' average daily net assets.

     Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund's or Portfolio's expenses are less than the limit agreed to by PIC.

     Fees waived and expenses absorbed by PIC for the period ended April 30, 2001 were as follows:

                                                              Waived    Expenses
                                                               Fees     Absorbed
                                                               ----     --------
Provident Investment Counsel Balanced Fund A                 $ 27,949   $ 55,860
Provident Investment Counsel Growth Fund A                      3,785     29,175
Provident Investment Counsel Mid Cap Fund A                    26,294     25,541
Provident Investment Counsel Small Company Growth Fund A       48,104     16,086
Provident Investment Counsel Technology Fund A                  5,394     40,708
Provident Investment Counsel Growth Fund B                      1,524     30,837
Provident Investment Counsel Mid Cap Fund B                     7,705     27,741
Provident Investment Counsel Small Company Growth Fund B        1,282     33,746
Provident Investment Counsel Mid Cap Fund C                     1,355     30,296
Provident Investment Counsel Small Company Growth Fund C          103     32,274

     At April 30, 2001, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Funds are as follows:

Provident Investment Counsel Balanced Fund A                          $ 690,656
Provident Investment Counsel Growth Fund A                              283,993
Provident Investment Counsel Mid Cap Fund A                             346,558
Provident Investment Counsel Small Company Growth Fund A                355,472
Provident Investment Counsel Technology Fund A                           52,617
Provident Investment Counsel Growth Fund B                              167,176
Provident Investment Counsel Mid Cap Fund B                             167,336
Provident Investment Counsel Small Company Growth Fund B                163,541
Provident Investment Counsel Mid Cap Fund C                              88,392
Provident Investment Counsel Small Company Growth Fund C                 88,289

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

     At April 30, 2001, PIC may recapture a portion of the above amounts no later than the dates as stated below:

                                                      October 31,
                                       -----------------------------------------
                                         2001       2002       2003       2004
                                       --------   --------   --------   --------
Provident Investment Counsel
  Balanced Fund A                      $141,255   $236,134   $229,458   $ 83,809
Provident Investment Counsel
  Growth Fund A                          85,669     71,370     93,994     32,960
Provident Investment Counsel
  Mid Cap Fund A                         84,384     84,836    125,503     51,835
Provident Investment Counsel
  Small Company Growth Fund A            85,444     66,231    139,607     64,190
Provident Investment Counsel
  Technology Fund A                          --         --      6,515     46,102
Provident Investment Counsel
  Growth Fund B                              --     56,308     78,507     32,361
Provident Investment Counsel
  Mid Cap Fund B                             --     58,498     73,392     35,446
Provident Investment Counsel
  Small Company Growth Fund B                --     60,094     68,419     35,028
Provident Investment Counsel
  Mid Cap Fund C                             --         --     56,741     31,651
Provident Investment Counsel
  Small Company Growth Fund C                --         --     55,912     32,377

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

      First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of ICA. The distributor received commissions from sales or redemptions of fund shares during the period ended April 30, 2001 as follows:

Provident Investment Counsel Balanced Fund A                              $  163
Provident Investment Counsel Growth Fund A                                     8
Provident Investment Counsel Mid Cap Fund A                                2,987
Provident Investment Counsel Small Company Growth Fund A                      31
Provident Investment Counsel Technology Fund A                               716
Provident Investment Counsel Growth Fund B                                    --
Provident Investment Counsel Mid Cap Fund B                                   --
Provident Investment Counsel Small Company Growth Fund B                      --
Provident Investment Counsel Mid Cap Fund C                                   --
Provident Investment Counsel Small Company Growth Fund C                      --

     On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

     For the period ended April 30, 2001, the change in the value of the phantom share account included unrealized appreciation (depreciation) as follows:

                                                                    Unrealized
                                                                  Appreciation/
                                                                  (Depreciation)
                                                                  --------------
Provident Investment Counsel Balanced Fund A                        $ (17,386)
Provident Investment Counsel Growth Fund A                            (11,178)
Provident Investment Counsel Mid Cap Fund A                            (6,462)
Provident Investment Counsel Small Company Growth Fund A              (23,994)
Provident Investment Counsel Technology Fund A                            419

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

                                                                    Unrealized
                                                                  Appreciation/
                                                                  (Depreciation)
                                                                  --------------
Provident Investment Counsel Growth Fund B                           $ (3,466)
Provident Investment Counsel Mid Cap Fund B                            (3,466)
Provident Investment Counsel Small Company Growth Fund B               (3,468)
Provident Investment Counsel Mid Cap Fund C                            (1,787)
Provident Investment Counsel Small Company Growth Fund C               (1,825)

4 - DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

     The Trust, on behalf of the Balanced A, Growth A, Mid Cap A, Small Company Growth A and Technology A Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each A Fund will pay a fee to PIC (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred on distribution related activities. With respect to the Balanced A and Mid Cap A Funds, reimbursable amounts in excess of the maximum may be reimbursed in subsequent years, subject to the continuation of the Plan. Unreimbursed expenses as of April 30, 2001 from Balanced A and Mid Cap A Funds were $38,273 and $38,376, respectively.

     Additionally, the Trust, on behalf of the Growth B, Mid Cap B, Small Company Growth B, Mid Cap C and Small Company Growth C Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each B Fund will pay a fee to the Distributor or, at the Distributor's direction, to a third party at an annual rate of up to 0.75% of each Fund's average daily net assets as compensation for acting as principal distributor.

     Pursuant to a Shareholder Services Plan, each A Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

     Additionally, pursuant to the Shareholder Services Plan, each B and C Fund pays the Advisor a monthly fee at an annual rate of 0.25% of its average daily net assets as compensation for the provision of shareholder services.

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

5 - INVESTMENT TRANSACTIONS

     Additions and reductions in the investments in the respective Portfolios for the period ended April 30, 2001 were as follows:

                                                       Additions      Reductions
                                                       ---------      ----------
Provident Investment Counsel Balanced Fund A          $ 2,313,375    $ 9,662,881
Provident Investment Counsel Growth Fund A                366,978      5,721,573
Provident Investment Counsel Mid Cap Fund A             7,106,338     11,062,286
Provident Investment Counsel Small Company
  Growth Fund A                                        10,654,733      6,851,343
Provident Investment Counsel Technology Fund A          1,420,359      1,202,639
Provident Investment Counsel Growth Fund B                298,986        139,702
Provident Investment Counsel Mid Cap Fund B             2,169,959      1,101,090
Provident Investment Counsel Small Company
  Growth Fund B                                           389,098        225,116
Provident Investment Counsel Mid Cap Fund C               620,699         80,942
Provident Investment Counsel Small Company
  Growth Fund C                                            43,372         16,210

     As of April 30, 2001 the Funds owned the following percentages of the Portfolios listed below:

Provident Investment Counsel
  Balanced Fund A                             99.8% of PIC Balanced Portfolio
Provident Investment Counsel
  Growth Fund A                               0.8% of PIC Growth Portfolio
Provident Investment Counsel
  Mid Cap Fund A                              70.6% of PIC Mid Cap Portfolio
Provident Investment Counsel
  Small Company Growth Fund A                 19.7% of PIC Small Cap Portfolio
Provident Investment Counsel
  Technology Fund A                           100.0% of PIC Technology Portfolio
Provident Investment Counsel
  Growth Fund B                               1.3% of PIC Growth Portfolio
Provident Investment Counsel
  Mid Cap Fund B                              24.3% of PIC Mid Cap Portfolio
Provident Investment Counsel
  Small Company Growth Fund B                 0.5% of PIC Small Cap Portfolio
Provident Investment Counsel
  Mid Cap Fund C                              4.6% of PIC Mid Cap Portfolio
Provident Investment Counsel
  Small Company Growth Fund C                 0.1%* of PIC Small Cap Portfolio

----------
* Less than 0.1%.

                    Provident Investment Counsel Mutual Funds

--------------------------------------------------------------------------------

6 - FUND MERGER

     On April 28, 2000, the Provident Investment Counsel Small Company Growth Fund A acquired all the net assets of the Provident Investment Counsel Small Company Growth Fund I. This acquisition was accomplished by the tax-free exchange of shares on the acquisition date, pursuant to a plan of reorganization approved by the board of trustees. The net assets and net asset value per share of the Provident Investment Counsel Small Company Growth Fund I immediately prior to the acquisition were as follows:

                                                       Net Unrealized
                                                        Appreciation   Net Asset
                                                       (Depreciation)    Value
                         Net Assets  Paid in Capital   on Investments  Per Share
                         ----------  ---------------   --------------  ---------
Provident Investment
  Counsel Small
  Company Growth
  Fund I               $ 60,938,915    $ 49,432,804     $ 11,506,111    $ 13.34

     The net assets and net asset value per share of Provident Investment Counsel Small Company Growth Fund A, the accounting survivor of the reorganization, immediately before the acquisition was $2,193,162 and $20.60, respectively. The net assets immediately after the acquisition were $63,132,077.

7 - SPECIAL MEETING OF SHAREHOLDERS

     A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on March 20, 2001 to approve a change in a fundamental policy of the respective Portfolio to permit lending of the Portfolio's portfolio securities.

                                            For          Against      Abstained
                                            ---          -------      ---------
Provident Investment Counsel
  Balanced Fund A                          355,332          555       1,244,583
Provident Investment Counsel
  Growth Fund A                            348,310        5,977             433
Provident Investment Counsel
  Small Company Growth Fund A            1,701,877        8,081             525
Provident Investment Counsel
  Growth Fund B                             11,154        1,496           1,138
Provident Investment Counsel
  Small Company Growth Fund B               10,745           --             155
Provident Investment Counsel
  Small Company Growth Fund C                1,255          111              --

                             PIC Balanced Portfolio

STATEMENT OF NET ASSETS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

EQUITY SECURITIES - 52.8%

Biotechnology - 1.4%
     6,600     IDEC Pharmaceuticals Corp.*                         $    324,720
                                                                   ------------
Building Products - 2.4%
     3,700     Home Depot, Inc.                                         174,270
     5,900     Lowe's Companies, Inc.                                   371,700
                                                                   ------------
                                                                        545,970
                                                                   ------------
Chemicals - 1.3%
     5,600     Pharmacia Corp.                                          292,656
                                                                   ------------
Commercial Services - 0.8%
     5,400     Paychex, Inc.                                            186,624
                                                                   ------------
Communication - 1.3%
    11,500     Sprint Corp. (PCS Group)*                                294,745
                                                                   ------------
Computer Networking - 1.5%
    20,000     Cisco Systems, Inc.*                                     339,600
                                                                   ------------
Computer Services - 1.2%
    15,900     Sun Microsystems, Inc.*                                  272,208
                                                                   ------------
Computer Software - 3.9%
     4,000     BEA Systems, Inc.*                                       163,400
     4,500     Mercury Interactive Corp.*                               297,675
     3,700     Microsoft Corp.*                                         250,675
     3,000     Veritas Software Corp.*                                  178,830
                                                                   ------------
                                                                        890,580
                                                                   ------------
Diversified Financial Services - 5.8%
     4,700     Freddie Mac                                              309,260
     2,700     Goldman Sachs Group, Inc. (The)                          245,970
     1,800     Lehman Brothers Holdings, Inc.                           130,950
     6,300     Morgan Stanley Dean Witter & Co.                         395,577
     9,100     Stilwell Financial, Inc.                                 268,177
                                                                   ------------
                                                                      1,349,934
                                                                   ------------
Drugs & Pharmaceuticals - 8.0%
     3,900     Allergan, Inc.                                           296,400
     6,000     American Home Products Corp.                             346,500
     4,600     Elan Corp plc, ADR*                                      230,690
     2,300     Forest Laboratories, Inc.-Class A*                       140,622
     2,100     Merck & Co.                                              159,537
    15,600     Pfizer, Inc.                                             675,480
                                                                   ------------
                                                                      1,849,229
                                                                   ------------
Electrical Components/Semiconductors - 5.5%
     6,500     Analog Devices, Inc.*                                    307,515
     9,600     Applied Materials, Inc.*                                 524,160
    11,300     Texas Instruments, Inc.                                  437,310
                                                                   ------------
                                                                      1,268,985
                                                                   ------------
Electrical Equipment/Peripherals - 3.2%
    14,000     EMC Corp.*                                               554,400
     4,200     QLogic Corp.*                                            180,138
                                                                   ------------
                                                                        734,538
                                                                   ------------
Electrical Products - 2.4%
    11,400     General Electric Co.                                     553,242
                                                                   ------------
Energy - 1.6%
     6,600     Calpine Corp.*                                           376,134
                                                                   ------------
Entertainment & Leisure - 3.8%
    13,500     AOL Time Warner, Inc.*                                   681,750
     4,200     Viacom, Inc.-Class B*                                    218,652
                                                                   ------------
                                                                        900,402
                                                                   ------------
Internet - 0.5%
     1,800     Check Point Software Technologies*                       112,914
                                                                   ------------
Manufacturing - 0.8%
     3,500     Tyco International Ltd.                                  186,795
                                                                   ------------
Media - 0.7%
     4,000     Comcast Corp.- Special Class A                           175,660
                                                                   ------------
Pipelines - 0.8%
     3,000     Enron Corp.                                              188,160
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC Balanced Portfolio

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
Specialty Retail - 2.8%
     3,500     Costco Wholesale Corp.*                             $    122,255
     2,400     CVS Corp.                                                141,480
     2,900     Kohl's Corp.*                                            177,074
     4,200     Wal-Mart Stores, Inc.                                    217,308
                                                                   ------------
                                                                        658,117
                                                                   ------------
Supermarkets - 1.0%
     4,100     Safeway, Inc.*                                           222,630
                                                                   ------------
Telecommunications - 2.1%
     4,700     CIENA Corp.*                                             258,782
     5,300     Qwest Communications International, Inc.*                216,796
                                                                   ------------
                                                                        475,578
                                                                   ------------
TOTAL EQUITY SECURITIES (cost $12,308,406)                           12,199,421
                                                                   ------------
Principal
 Amount
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES - 46.3%

Banks and Insurance Bonds - 4.8%
$  420,000     Bank One Corp., 6.500%, 2/1/2006                    $    427,261
   350,000     FleetBoston Financial, 7.250%, 9/15/2005                 368,088
   300,000     Repsol International Finance, 7.450%, 7/17/2005          315,765
                                                                   ------------
                                                                      1,111,114
                                                                   ------------
Corporate Bonds - 2.1%
   375,000     Hanson Overseas B.V., 7.375%, 1/15/2003                  379,776
   100,000     Hertz Corp., 6.000%, 1/15/2003                           100,410
                                                                   ------------
                                                                        480,186
                                                                   ------------
Entertainment & Leisure - 2.8%
   350,000     AOL Time Warner, Inc., 6.125%, 4/15/2006                 348,670
   300,000     AOL Time Warner, Inc., 7.625%, 4/15/2031                 301,666
                                                                   ------------
                                                                        650,336
                                                                   ------------
Federal National Mortgage Agency - 6.4%
   620,000     Fannie Mae, 7.000%, 7/15/2005                            658,606
   350,000     Fannie Mae, 7.250%, 5/15/2030                            385,812
   420,000     Fannie Mae, 6.625%, 11/15/2030                           426,109
                                                                   ------------
                                                                      1,470,527
                                                                   ------------
Finance Bonds - 9.3%
    50,000     Bear Stearns Companies, Inc., 6.500%, 5/1/2006            50,147
   300,000     Citigroup, Inc., 7.250%, 10/1/2010                       312,281
   550,000     Ford Motor Credit Co., 7.375%, 2/1/2011                  564,496
   330,000     General Motors Acceptance Corp., 6.750%, 1/15/2006       333,855
   100,000     Household Finance Corp., 6.500%, 1/24/2006               101,453
   300,000     Paine Webber Group, Inc., 6.450%, 12/1/2003              308,199
   500,000     Salomon Smith Barney Holdings, Inc.,
                 5.875%, 3/15/2006                                      495,833
                                                                   ------------
                                                                      2,166,264
                                                                   ------------
Food - 2.6%
   600,000     Kellogg Co., 6.000%, 4/1/2006                            595,432
                                                                   ------------
Foreign Issues - 2.1%
   500,000     Providence of Quebec, 6.125%, 1/22/2011                  490,625
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC Balanced Portfolio

--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
Industrial Bonds - 3.4%
$  250,000     Deutsche Telekom International Finance,
                 7.750%, 6/15/2005                                 $    258,886
   526,400     PDVSA Finance Ltd., 8.750%, 2/15/2004                    534,296
                                                                   ------------
                                                                        793,182
                                                                   ------------
Manufacturing - 3.6%
   500,000     Tyco International Group SA, 6.375%, 2/15/2006           501,926
   350,000     Tyco International Group SA, 6.875%, 1/15/2029           325,556
                                                                   ------------
                                                                        827,482
                                                                   ------------
Oil & Gas - 1.1%
   250,000     Transocean Sedco Forex, Inc., 7.500%, 4/15/2031          248,913
                                                                   ------------
Telecommunications - 1.8%
   310,000     British Telecommunications Plc, 7.625%, 12/15/2005       322,382
   100,000     SBC Communications, Inc., 5.750%, 5/2/2006                99,254
                                                                   ------------
                                                                        421,636
                                                                   ------------
Treasury Obligations - 6.3%
   630,000     U.S. Treasury Notes, 6.500%, 2/28/2002                   642,544
   100,000     U.S. Treasury Notes, 5.750%, 8/15/2003                   102,919
   520,000     U.S. Treasury Bonds, 9.000%, 11/15/2018                  697,532
    15,000     U.S. Treasury Bonds, 6.250%, 5/15/2030                    15,827
                                                                   ------------
                                                                      1,458,822
                                                                   ------------

FIXED INCOME SECURITIES (cost $10,517,801)                           10,714,519
                                                                   ------------
MONEY MARKET INVESTMENT - 0.5%
    29,577     Temporary Investment Fund Inc. - Temp Cash                29,577
    82,792     Temporary Investment Fund Inc. - Temp Fund                82,792
                                                                   ------------

TOTAL MONEY MARKET INVESTMENTS (cost $112,369)                          112,369
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES (cost $22,938,576) - 99.6%           23,026,309
                                                                   ------------

OTHER ASSETS - 1.8%
Receivables:
  Securities Sold                                                  $    218,468
  Dividends and interest                                                185,111
  Shares of beneficial interests sold                                       647
Prepaid insurance                                                         4,465
Other assets                                                              1,207
                                                                   ------------
          Total Other Assets                                            409,898
                                                                   ------------
TOTAL ASSETS                                                         23,436,207
                                                                   ------------
LIABILITIES - (1.4%)
Payables:
  Securities purchased                                                  259,606
  Due to advisor (Note 3)                                                10,595
Deferred trustees' compensation (Note 3)                                 20,602
Accrued expenses                                                         31,270
                                                                   ------------
          Total Liabilities                                             322,073
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 23,114,134
                                                                   ============

* Non-income producing security.
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                              PIC Growth Portfolio

STATEMENT OF NET ASSETS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.3%

Biotechnology - 2.8%
    20,000     Amgen, Inc.*                                        $  1,222,800
    35,800     IDEC Pharmaceuticals Corp.*                            1,761,360
                                                                   ------------
                                                                      2,984,160
                                                                   ------------
Building Products - 3.1%
    24,400     Home Depot, Inc.                                       1,149,240
    34,300     Lowe's Companies, Inc.                                 2,160,900
                                                                   ------------
                                                                      3,310,140
                                                                   ------------
Commercial Services - 0.9%
    28,800     Paychex, Inc.                                            995,328
                                                                   ------------
Communication - 1.9%
    82,000     Sprint Corp. (PCS Group)*                              2,101,660
                                                                   ------------
Computer Services - 1.7%
   107,600     Sun Microsystems, Inc.*                                1,842,112
                                                                   ------------
Computer Software - 6.8%
    15,000     BEA Systems, Inc.*                                       612,750
    47,500     Mercury Interactive Corp.*                             3,142,125
    29,900     Microsoft Corp.*                                       2,025,725
    25,700     Veritas Software Corp.*                                1,531,977
                                                                   ------------
                                                                      7,312,577
                                                                   ------------
Diversified Financial Services - 9.1%
    28,400     American Express Co.                                   1,205,296
    40,000     Freddie Mac                                            2,632,000
    20,000     Goldman Sachs Group, Inc. (The)                        1,822,000
    15,200     Lehman Brothers Holdings, Inc.                         1,105,800
    48,600     Morgan Stanley Dean Witter & Co.                       3,051,594
                                                                   ------------
                                                                      9,816,690
                                                                   ------------
Drugs & Pharmaceuticals - 18.1%
    25,400     Allergan, Inc.                                         1,930,400
    50,000     American Home Products Corp.                           2,887,500
    30,300     Elan Corp plc, ADR*                                    1,519,545
    24,400     Forest Laboratories, Inc.-Class A*                     1,492,060
    17,300     Merck & Co.                                            1,314,281
   160,000     Pfizer, Inc.                                           6,928,000
    64,800     Pharmacia Corp.                                        3,386,448
                                                                   ------------
                                                                     19,458,234
                                                                   ------------
Electric Components/Semiconductors -13.8%
    49,700     Analog Devices, Inc.*                                  2,351,307
    65,900     Applied Materials, Inc.*                               3,598,140
   162,400     Intel Corp.                                            5,019,784
    99,600     Texas Instruments, Inc.                                3,854,520
                                                                   ------------
                                                                     14,823,751
                                                                   ------------
Electrical Equipment/Peripherals - 4.6%
    87,500     EMC Corp.*                                             3,465,000
    35,000     QLogic Corp.*                                          1,501,150
                                                                   ------------
                                                                      4,966,150
                                                                   ------------
Electrical Products - 7.4%
   164,300     General Electric Co.                                   7,973,479
                                                                   ------------
Energy - 2.2%
    41,800     Calpine Corp.*                                         2,382,182
                                                                   ------------
Entertainment & Leisure - 5.8%
    80,000     AOL Time Warner, Inc.*                                 4,040,000
    43,000     Viacom, Inc.-Class B*                                  2,238,580
                                                                   ------------
                                                                      6,278,580
                                                                   ------------
Manufacturing - 1.7%
    33,400     Tyco International Ltd.                                1,782,558
                                                                   ------------
Media - 2.0%
    50,100     Comcast Corp. - Special Class A                        2,199,891
                                                                   ------------
Natural Gas Products & Pipelines - 2.0%
    35,000     Enron Corp.                                            2,195,200
                                                                   ------------
Networking - 3.6%
   227,300     Cisco Systems, Inc.*                                   3,859,554
                                                                   ------------
Specialty Retail - 6.1%
    53,600     Costco Wholesale Corp.*                                1,872,248
    31,700     CVS Corp.                                              1,868,715
    17,216     Kohl's Corp.*                                          1,051,209
    34,300     Wal-Mart Stores, Inc.                                  1,774,682
                                                                   ------------
                                                                      6,566,854
                                                                   ------------

See accompanying Notes to Financial Statements.

                              PIC Growth Portfolio

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
Supermarkets - 1.3%
    26,000     Safeway, Inc.*                                      $  1,411,800
                                                                   ------------
Telecommunications - 4.4%
    25,400     CIENA Corp.*                                           1,398,524
    50,000     JDS Uniphase Corp.*                                    1,069,000
    56,600     Qwest Communications International, Inc.*              2,314,940
                                                                   ------------
                                                                      4,782,464
                                                                   ------------

TOTAL EQUITY SECURITIES (cost $105,173,592)                         107,043,364
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS - 2.7%
$1,479,424     Temporary Investment Fund Inc. - Temp Cash          $  1,479,424
 1,479,424     Temporary Investment Fund Inc. - Temp Fund             1,479,424
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS (cost $2,958,849)                      2,958,848
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $108,132,441) - 102.0%        110,002,212
                                                                   ------------
OTHER ASSETS - 0.1%
Receivables:
  Dividends and interest                                                 47,395
  Shares of beneficial interests sold                                       195
Prepaid insurance                                                         5,480
Other assets                                                             23,317
                                                                   ------------
  Total Other Assets                                                     76,387
                                                                   ------------
TOTAL ASSETS                                                        110,078,599
                                                                   ------------
LIABILITIES - (2.1%)
Payables:
  Securities purchased                                                2,090,255
  Shares of beneficial interests redeemed                                24,404
  Due to advisor (Note 3)                                                31,354
Deferred trustees' compensation (Note 3)                                 48,214
Accrued expenses                                                         88,604
                                                                   ------------
  Total Liabilities                                                   2,282,831
                                                                   ------------

NET ASSETS -- 100.0%                                               $107,795,768
                                                                   ============

* Non-income producing security.
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                              PIC MID-CAP PORTFOLIO

STATEMENT OF NET ASSETS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES - 96.9%

AIRLINES - 2.0%
    12,450     Ryanair Holdings plc ADR*                           $    642,420
                                                                   ------------
ALTERNATE POWER GENERATION - 2.6%
    14,700     Calpine Corp.*                                           837,753
                                                                   ------------
APPAREL/FOOTWEAR RETAIL - 1.0%
     8,900     American Eagle Outfitters, Inc.*                         331,258
                                                                   ------------
BIOTECHNOLOGY - 6.4%
    11,400     Abgenix, Inc.*                                           427,500
     8,600     Biogen, Inc.*                                            556,076
     8,600     Myriad Genetics, Inc.*                                   455,456
     5,300     Protein Design Labs*                                     340,525
     7,800     Vertex Pharmaceuticals, Inc.*                            300,768
                                                                   ------------
                                                                      2,080,325
                                                                   ------------
CABLE TELEVISION - 2.2%
    10,200     Cablevision Systems Corp.*                               701,250
                                                                   ------------
COMPUTER COMMUNICATIONS - 2.0%
     8,300     Brocade Communications Systems*                          315,317
    14,200     McData Corp. - Class A*                                  324,186
                                                                   ------------
                                                                        639,503
                                                                   ------------
COMPUTER PERIPHERALS - 1.4%
    10,900     QLogic Corp.*                                            467,501
                                                                   ------------
CONTRACT DRILLING - 4.7%
     7,525     Ensco International, Inc.                                292,723
    21,700     Global Marine, Inc.                                      623,875
     5,325     Nabors Industries, Inc.*                                 317,476
     8,400     Patterson Energy, Inc.*                                  289,548
                                                                   ------------
                                                                      1,523,622
                                                                   ------------
DATA PROCESSING SERVICES - 1.8%
     9,700     Amdocs, Ltd.*                                            571,330
                                                                   ------------
DISCOUNT STORES - 2.1%
    10,000     Costco Wholesale Corp.*                                  349,300
    16,150     Dollar Tree Stores, Inc.*                                337,858
                                                                   ------------
                                                                        687,158
                                                                   ------------
ELECTRIC POWER - 2.9%
    23,500     Mirant Corp.*                                            958,800
                                                                   ------------
ELECTRONIC COMPONENTS/SEMICONDUCTOR - 6.2%
    10,500     Integrated Device Technology, Inc.*                      411,285
    29,000     Jabil Circuit, Inc.*                                     842,160
    26,700     Triquint Semiconductor, Inc.*                            775,101
                                                                   ------------
                                                                      2,028,546
                                                                   ------------
ELECTRONIC PRODUCTION EQUIPMENT - 5.1%
     4,300     Kla-Tencor Corp.*                                        236,328
    28,000     Lam Research Corp.*                                      828,800
    11,100     Novellus Systems, Inc.*                                  612,165
                                                                   ------------
                                                                      1,677,293
                                                                   ------------
ENTERTAINMENT/MOVIES - 1.7%
    27,000     Metro-Goldwyn-Mayer, Inc.*                               551,610
                                                                   ------------
FINANCE/RENTAL/LEASING - 3.7%
    19,100     Capital One Financial Corp.                            1,200,626
                                                                   ------------
HOSPITAL/NURSING MANAGEMENT - 1.2%
     8,900     Tenet Healthcare Corp.*                                  397,296
                                                                   ------------
INTERNET SOFTWARE/SERVICES - 0.8%
    10,500     WebMethods, Inc.*                                        245,175
                                                                   ------------
INVESTMENT BANKS/BROKERS - 2.1%
     9,300     Lehman Brothers Holdings, Inc.                           676,575
                                                                   ------------
MANAGED HEALTH CARE - 1.6%
    10,300     First Health Group Corp.*                                533,025
                                                                   ------------
MEDICAL DISTRIBUTORS - 4.4%
    19,300     Amerisource Health Corp.-Class A*                      1,042,200
     6,700     Andrx Corp.-Andrx Group*                                 395,300
                                                                   ------------
                                                                      1,437,500
                                                                   ------------
MEDICAL SPECIALTIES - 5.3%
    21,300     ALZA Corp.*                                              973,836
    17,600     Biomet, Inc.*                                            752,048
                                                                   ------------
                                                                      1,725,884
                                                                   ------------

See accompanying Notes to Financial Statements.

                              PIC MID CAP PORTFOLIO

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
OIL FIELD SERVICES/EQUIPMENT - 1.1%
     9,000     National-Oilwell, Inc.*                             $    355,950
                                                                   ------------
PACKAGED SOFTWARE - 7.2%
     8,800     Macrovision Corp.*                                       503,184
    14,150     Mercury Interactive Corp.*                               936,023
    14,000     Peregrine Systems, Inc.*                                 360,920
    22,550     Rational Software Corp.*                                 545,935
                                                                   ------------
                                                                      2,346,062
                                                                   ------------
PHARMACEUTICALS - 6.9%
    10,200     Allergan, Inc.                                           775,200
    10,700     IVAX Corp.                                               428,535
     7,637     King Pharmaceuticals, Inc.*                              321,747
    13,550     Teva Pharmaceutical Industries, Ltd. ADR                 737,797
                                                                   ------------
                                                                      2,263,279
                                                                   ------------
PHARMACEUTICALS - OTHER - 1.7%
    11,200     Aviron*                                                  551,152
                                                                   ------------
PROPERTY/CASUALTY INSURANCE - 1.4%
    16,000     HCC Insurance Holdings, Inc.                             451,200
                                                                   ------------
RECREATIONAL PRODUCTS - 1.7%
     9,900     Electronic Arts, Inc.*                                   560,538
                                                                   ------------
SEMICONDUCTORS - 0.9%
     7,000     PMC-Sierra, Inc.*                                        291,550
                                                                   ------------
SERVICES TO THE HEALTH INDUSTRY - 2.8%
     5,500     Express Scripts, Inc. - Class A*                         466,950
     3,200     Laboratory Corp. Of America Holdings*                    451,200
                                                                   ------------
                                                                        918,150
                                                                   ------------
SPECIALTY INSURANCE - 4.3%
    14,100     AMBAC Financial Group, Inc.                              758,721
    10,100     PMI Group, Inc. (The)                                    649,430
                                                                   ------------
                                                                      1,408,151
                                                                   ------------
SPECIALTY TELECOMMUNICATIONS - 3.1%
    20,100     Time Warner Telecom, Inc. - Class A*                   1,018,065
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT - 3.3%
    11,700     Oni Systems Corp.*                                       420,381
    26,000     Sonus Networks, Inc.*                                    661,960
                                                                   ------------
                                                                      1,082,341
                                                                   ------------
WIRELESS TELECOMMUNICATIONS - 1.3%
    16,500     Sprint Corp. (PCS Group)*                                422,895
                                                                   ------------
TOTAL EQUITY SECURITIES (cost $29,757,231)                           31,583,783
                                                                   ------------

See accompanying Notes to Financial Statements.

                              PIC MID CAP PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS - 3.9%
$  641,271     Temporary Investment Fund Inc. - Temp Cash          $    641,271
   641,270     Temporary Investment Fund Inc. - Temp Fund               641,270
                                                                   ------------

TOTAL MONEY MARKET INVESTMENTS (cost $1,282,541)                      1,282,541
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES  (cost $31,039,772) - 100.8%         32,866,324
                                                                   ------------

OTHER ASSETS - 15.2%
Collateral for securities loaned, at fair value (Note 2)              4,889,275
Receivables:
  Shares of beneficial interests sold                                    49,560
  Interest                                                                6,407
Prepaid insurance                                                         2,517
                                                                   ------------
Total Other Assets                                                    4,947,759
                                                                   ------------

TOTAL ASSETS                                                         37,814,083
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
LIABILITIES - (16.0%) Payables:
  Securities loaned (Note 2)                                       $  4,889,275
  Securities purchased                                                  186,231
  Shares of beneficial interests redeemed                                   296
  Due to advisor (Note 3)                                                 1,031
Deferred trustees' compensation (Note 3)                                  9,616
Accrued expenses                                                        123,870
                                                                   ------------
  Total Liabilities                                                   5,210,319
                                                                   ------------

NET ASSETS - 100.0%                                                $ 32,603,764
                                                                   ============

* Non-income producing security.
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES - 92.3%

AIRLINES - 3.0%
    74,340     Ryanair Holdings plc ADS*                           $  3,835,944
   144,900     Skywest, Inc.                                          3,839,850
                                                                   ------------
                                                                      7,675,794
                                                                   ------------
APPAREL & SHOES - 1.4%
    46,100     Hot Topic, Inc.*                                       1,540,662
    78,800     Pacific Sunwear of California, Inc.*                   2,195,368
                                                                   ------------
                                                                      3,736,030
                                                                   ------------
BANKS - 3.3%
    34,400     City National Corp.                                    1,329,560
    45,600     Commerce Bancorp, Inc.                                 3,146,400
    23,000     Investors Financial Services Corp.                     1,645,420
    82,900     UCBH Holdings, Inc.                                    2,289,698
                                                                   ------------
                                                                      8,411,078
                                                                   ------------
BIOTECHNOLOGY - 6.2%
    55,700     Aviron*                                                2,740,997
    49,200     Cell Therapeutics, Inc.*                               1,227,540
    51,200     Charles River Laboratories International, Inc.*        1,269,760
    77,250     Digene Corp.*                                          1,618,387
    64,200     Eden Bioscience Corp.*                                   878,898
    39,300     Genencor International, Inc.*                            534,480
    39,400     Invitrogen Corp.*                                      2,778,094
    43,700     Myriad Genetics, Inc.*                                 2,314,352
    76,000     Titan Pharmaceuticals, Inc.*                           2,679,000
                                                                   ------------
                                                                     16,041,508
                                                                   ------------
BUSINESS SERVICES - 0.8%
    34,500     Corporate Executive Board Co.*                         1,146,780
    39,300     CoStar Group, Inc.*                                      913,725
                                                                   ------------
                                                                      2,060,505
                                                                   ------------
COMMERCIAL SERVICES - 1.9%
    62,450     First Health Group Corp.*                              3,231,787
    48,800     Rent-A-Center, Inc.*                                   1,766,560
                                                                   ------------
                                                                      4,998,347
                                                                   ------------
COMMUNICATIONS TECHNOLOGY - 0.5%
    80,900     Finisar Corp.*                                         1,209,455
                                                                   ------------
COMPUTER HARDWARE - 0.4%
    59,100     Integrated Circuit Systems, Inc.*                        991,107
                                                                   ------------
COMPUTER NETWORKING - 0.1%
    25,300     Avici Systems, Inc.*                                     255,530
                                                                   ------------
COMPUTER SEMICONDUCTORS - 0.2%
    37,800     Virata Corp.*                                            514,080
                                                                   ------------
COMPUTER SERVICES - 4.6%
    34,800     Bisys Group, Inc.*                                     1,677,360
    60,800     Digital Lightwave, Inc.*                               2,559,680
   156,200     Henry Jack & Associates, Inc.                          4,403,278
    53,600     Manhattan Associates, Inc.*                            1,782,200
    44,200     Optimal Robotics Corp.*                                1,447,550
                                                                   ------------
                                                                     11,870,068
                                                                   ------------
COMPUTER SOFTWARE - 7.3%
   102,800     Actuate Corp.*                                         1,286,028
    70,100     Activision, Inc.*                                      1,910,926
    87,250     Aspen Technology, Inc.*                                1,837,485
    30,250     Business Objects S.A. ADS*                             1,095,050
    26,800     Centillium Communications, Inc.*                         745,040
    65,300     Globespan, Inc.*                                       1,436,600
    72,200     Informatica Corp.*                                     1,823,050
    53,100     Legato Systems, Inc.*                                    702,513
    57,700     Manugistics Group, Inc.*                               1,957,184
    36,000     National Instruments Corp.*                            1,260,000
    24,100     Netegrity, Inc.*                                         963,759
   121,300     Peregrine Systems, Inc.*                               3,127,114
    15,400     Verity, Inc.*                                            346,808
    16,991     WebMethods, Inc.*                                        396,740
                                                                   ------------
                                                                     18,888,297
                                                                   ------------
CREDIT & FINANCE - 2.0%
   112,400     AmeriCredit Corp.*                                     5,210,864
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------
DISCOUNT STORES - 2.2%
   198,050     99 Cents Only Stores, Inc.*                         $  5,739,475
                                                                   ------------
DRUGS & PHARMACEUTICALS - 5.4%
    45,400     Advance PCS*                                           2,615,040
    40,700     Cephalon, Inc.*                                        2,592,590
    11,700     Durect Corp.*                                             90,090
   105,200     K-V Pharmaceutical Co.-Class A*                        2,287,048
     6,150     K-V Pharmaceutical Co.-Class B*                          134,377
    23,900     Medicis Pharmaceutical Corp.-Class A*                  1,187,830
    89,200     Omnicare, Inc.                                         1,980,240
    72,500     Praecis Pharmaceuticals, Inc.*                         1,590,650
    48,600     Scios, Inc.*                                           1,322,503
                                                                   ------------
                                                                     13,800,368
                                                                   ------------
EDUCATIONAL PROGRAMS - 1.1%
    96,650     University of Phoenix Online*                          2,938,160
                                                                   ------------
ELECTRIC COMPONENTS/SEMICONDUCTOR - 11.6%
    69,230     Alpha Industries, Inc.*                                1,700,981
    89,600     ASM International, N.V.*                               2,248,960
    32,600     Brooks Automation, Inc.*                               2,041,086
    65,900     Elantec Semiconductor, Inc.*                           2,189,198
    52,800     EMCORE Corp.*                                          2,191,200
    42,000     Exar Corp.*                                            1,222,200
   113,900     Lattice Semiconductor Corp.*                           2,805,357
    55,700     Mervell Technology Group Ltd.*                         1,403,640
    24,300     MIPS Technologies, Inc.*                                 472,635
    58,900     Nanometrics, Inc.*                                     1,722,825
   102,800     Oak Technology, Inc.*                                  1,145,192
    48,100     Orbotech, Ltd.*                                        1,656,564
   107,400     Plexus Corp.*                                          3,299,328
    63,500     Semtech Corp.*                                         1,826,895
    65,700     Symyx Technologies, Inc.*                              1,833,030
    54,900     Triquint Semiconductor, Inc.*                          1,593,747
    13,600     Veeco Instruments, Inc.*                                 682,856
                                                                   ------------
                                                                     30,035,694
                                                                   ------------
ELECTRICAL EQUIPMENT/PERIPHERALS - 1.3%
    32,800     FEI Co.*                                                 859,688
    45,500     Shaw Group, Inc.*                                      2,593,500
                                                                   ------------
                                                                      3,453,188
                                                                   ------------
ELECTRONICS - 0.9%
    33,000     Cymer, Inc.*                                           1,084,050
    35,500     Zygo Corp.*                                            1,302,850
                                                                   ------------
                                                                      2,386,900
                                                                   ------------
ENERGY SERVICES - 0.5%
    40,800     Rowan Companies, Inc.                                  1,354,152
                                                                   ------------
ENTERTAINMENT & LEISURE - 0.3%
    14,200     Macrovision Corp.*                                       811,956
                                                                   ------------
FINANCIAL SERVICES - 1.4%
    34,500     Metris Companies, Inc.                                 1,035,000
    38,900     PMI Group, Inc.                                        2,501,270
                                                                   ------------
                                                                      3,536,270
                                                                   ------------
FOOD & RESTAURANTS - 3.1%
    54,450     California Pizza Kitchen, Inc.*                        1,170,675
    59,850     Performance Food Group, Co.*                           3,230,105
   126,525     Rare Hospital International, Inc.*                     3,536,374
                                                                   ------------
                                                                      7,937,154
                                                                   ------------
HEALTH CARE PRODUCTS - 0.8%
    13,000     Enzon, Inc.*                                             775,060
    18,900     Varian Medical Systems, Inc.                           1,302,210
                                                                   ------------
                                                                      2,077,270
                                                                   ------------
HEALTH CARE SERVICES - 2.8%
    34,200     Apria Healthcare Group, Inc.*                            888,174
    27,250     Impath, Inc.*                                            852,380

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
    14,800     Lincare Holdings, Inc.*                             $    738,076
    52,700     Pharmaceutical Product Development, Inc.*              3,138,285
    44,200     RehabCare Group, Inc.*                                 1,659,710
                                                                   ------------
                                                                      7,276,625
                                                                   ------------
HOME FURNISHINGS - 0.4%
    33,500     Linens 'n Things, Inc.*                                  904,835
                                                                   ------------
HOSPITALS - 1.4%
    87,100     Community Health Systems*                              2,485,834
    31,600     LifePoint Hospitals, Inc.*                             1,097,152
                                                                   ------------
                                                                      3,582,986
                                                                   ------------
INSURANCE - 0.7%
    62,900     HCC Insurance Holdings, Inc.                           1,773,780
                                                                   ------------
INTERNET - 0.1%
    47,500     1-800-FLOWERS.COM, Inc.*                                 381,900
                                                                   ------------
INTERNET SERVICES - 0.7%
   104,200     Radware, Ltd.*                                         1,888,104
                                                                   ------------
MEDIA AND BROADCASTING - 0.7%
    40,500     Entercom Communications Corp.-Class A*                 1,847,610
                                                                   ------------
MEDICAL INSTRUMENTS - 3.2%
   211,550     ESC Medical Systems, Ltd.*                             5,764,738
    27,900     Molecular Devices Corp.*                                 537,075
    96,500     Novoste Corp.*                                         1,961,845
                                                                   ------------
                                                                      8,263,658
                                                                   ------------
MEDICAL & DENTAL PRODUCTS - 0.4%
    36,850     Zoll Medical Corp.*                                      903,562
                                                                   ------------
MEDICAL/DENTAL SERVICES - 1.7%
    70,025     Accredo Health, Inc.*                                  2,385,052
   111,800     Amsurg Corp.-Class A*                                  2,107,430
                                                                   ------------
                                                                      4,492,482
                                                                   ------------
NETWORKING - 0.8%
    93,000     McData Corp.*                                          2,123,190
                                                                   ------------
OIL & GAS PRODUCTION - 2.1%
    77,000     National-Oilwell, Inc.*                                3,045,350
    70,600     UTI Energy Corp.*                                      2,428,640
                                                                   ------------
                                                                      5,473,990
                                                                   ------------
OFFSHORE DRILLING - 2.0%
    48,800     Dril-Quip, Inc.*                                       1,590,880
   134,100     Pride International, Inc.*                             3,571,083
                                                                   ------------
                                                                      5,161,963
                                                                   ------------
OIL FIELD SERVICES/EQUIPMENT - 4.6%
    70,800     Core Laboratories N.V.*                                1,690,704
    87,200     Hanover Compressor Co.*                                3,174,080
   126,100     Marine Drilling Companies, Inc.*                       3,779,217
    94,200     Patterson Energy, Inc.*                                3,247,074
                                                                   ------------
                                                                     11,891,075
                                                                   ------------
POLLUTION CONTROL - 0.9%
    78,925     Waste Connections, Inc.*                               2,245,416
                                                                   ------------
PUBLISHING/ADVERTISING - 2.0%
   114,400     Catalina Marketing Corp.*                              3,999,424
    49,300     Getty Images, Inc.*                                    1,241,374
                                                                   ------------
                                                                      5,240,798
                                                                   ------------
SPECIALTY RETAIL - 1.5%
   101,100     Electronics Boutique Holdings Corp.*                   2,515,368
    41,800     Williams-Sonoma, Inc.*                                 1,256,926
                                                                   ------------
                                                                      3,772,294
                                                                   ------------
TECHNOLOGY - 0.8%
    54,300     THQ, Inc.*                                             2,068,287
                                                                   ------------
TELECOMMUNICATIONS - 4.4%
    39,500     AirGate Pcs, Inc.*                                     1,564,200
    39,500     Emulex Corp.*                                          1,418,445
   127,600     Floware Wireless Systems Ltd.*                           583,132
    86,000     SBA Communications, Corp.*                             2,931,740
    92,400     Tekelec*                                               2,882,880
    43,900     Triton PCS Holdings, Inc.*                             1,712,100
     3,900     Utstarcom, Inc.*                                          97,344
                                                                   ------------
                                                                     11,189,841
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
    33,500     UTI Worldwide, Inc.*                                $    555,765
                                                                   ------------
TRUCKING - 0.1%
     3,500     Forward Air Corp.*                                       121,450
                                                                   ------------
UTILITIES - 0.5%
    43,600     Aquila, Inc.*                                          1,321,516
                                                                   ------------
TOTAL EQUITY SECURITIES (cost $205,587,333)                         238,414,377
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS - 8.9%
$11,557,419    Temporary Investment Fund Inc.-Temp Cash            $ 11,557,419
 11,557,419    Temporary Investment Fund Inc.-Temp Fund              11,557,419
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS (cost $23,114,838)                    23,114,838
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $228,702,171) - 101.2%        261,529,215
                                                                   ------------
OTHER ASSETS - 7.2%
Collateral for securities loaned, at fair value (Note 2)             16,748,400
Receivables:
  Securities sold                                                     1,238,381
  Dividends and interest                                                 90,604
  Shares of beneficial interests sold                                   528,203
Prepaid insurance                                                         4,842
Other assets                                                             16,332
                                                                   ------------
  Total Other Assets                                                 18,626,762
                                                                   ------------

TOTAL ASSETS                                                        280,155,977
                                                                   ------------
LIABILITIES - (8.4%)
Payables:
  Securities loaned (Note 2)                                         16,748,400
  Securities purchased                                                4,674,403
  Shares of beneficial interests redeemed                                 3,605
  Due to advisor (Note 3)                                                 7,059
Deferred trustees' compensation (Note 3)                                 62,362
Accrued expenses                                                        214,715
                                                                   ------------
  Total Liabilities                                                  21,710,544
                                                                   ------------

NET ASSETS - 100.0%                                                $258,445,433
                                                                   ============

* Non-income producing security
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                            PIC TECHNOLOGY PORTFOLIO

STATEMENT OF NET ASSETS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES - 93.7%

BIOTECHNOLOGY - 5.4%
     1,880     Abgenix, Inc.*                                      $     70,500
     1,500     Biogen, Inc.*                                             96,990
     2,130     Vertex Pharmaceuticals, Inc.*                             82,133
                                                                   ------------
                                                                        249,623
                                                                   ------------
CABLE/SATELLITE TV - 1.5%
     1,000     Cablevision Systems Corp.*                                68,750
                                                                   ------------
COMPUTER COMMUNICATIONS - 9.7%
     2,400     Brocade Communications Systems*                           91,176
    12,000     Cisco Systems, Inc.*                                     203,760
     1,500     Emulex Corp.*                                             53,865
     3,000     Extreme Networks, Inc.*                                   98,700
                                                                   ------------
                                                                        447,501
                                                                   ------------
COMPUTER PERIPHERALS - 5.4%
     3,000     EMC Corp.*                                               118,800
     3,000     QLogic Corp.*                                            128,670
                                                                   ------------
                                                                        247,470
                                                                   ------------
COMPUTER PROCESSING HARDWARE - 3.5%
     3,000     Dell Computer Corp.*                                      78,870
     6,000     Palm, Inc.*                                               48,060
     2,000     Sun Microsystems, Inc.*                                   34,240
                                                                   ------------
                                                                        161,170
                                                                   ------------
DATA PROCESSING SERVICES - 1.3%
     1,000     Amdocs, Ltd.*                                             58,950
                                                                   ------------
ELECTRIC EQUIPMENT/SEMICONDUCTORS - 12.0%
     3,000     Analog Devices, Inc.*                                    141,930
     2,600     Applied Micro Circuits Corp.*                             67,652
     2,000     Elantec Semiconductor, Inc.*                              66,440
       980     Exar Corp.*                                               28,518
     4,000     Intel Corp.                                              123,640
     2,000     Lattice Semiconductor Corp.*                              49,260
     3,000     Mervell Technology Group Ltd.*                            75,600
                                                                   ------------
                                                                        553,040
                                                                   ------------
ELECTRONIC EQUIPMENT INSTRUMENTS - 2.1%
     2,416     JDS Uniphase Corp.*                                       51,654
     1,200     Zygo Corp.*                                               44,040
                                                                   ------------
                                                                         95,694
                                                                   ------------
ELECTRONIC PRODUCTION EQUIPMENT - 6.1%
     2,420     Applied Materials, Inc.*                                 132,132
     1,200     Lam Research Corp.*                                       35,508
     1,900     Nanometrics, Inc.*                                        55,575
     1,500     Teradyne, Inc.*                                           59,250
                                                                   ------------
                                                                        282,465
                                                                   ------------
INTERNET SOFTWARE/SERVICES - 3.1%
     2,085     BEA Systems, Inc.*                                        85,172
     4,060     Interwoven, Inc.*                                         59,439
                                                                   ------------
                                                                        144,611
                                                                   ------------
INVESTMENT TRUSTS/MUTUAL FUNDS - 6.0%
     6,000     Nasdaq-100 Index Tracking Stock*                         276,900
                                                                   ------------
MEDIA CONGLOMERATES - 2.7%
     2,500     AOL Time Warner, Inc.*                                   126,250
                                                                   ------------
PACKAGED SOFTWARE - 13.7%
     3,630     Actuate Corp.*                                            45,411
     6,020     i2 Technologies, Inc.*                                   104,808
     2,300     Informatica Corp.*                                        58,075
     3,000     Mercury Interactive Corp.*                               198,450
     2,000     Micromuse, Inc.*                                          98,790
     1,000     Microsoft Corp.*                                          67,750
     1,000     Veritas Software Corp.*                                   59,610
                                                                   ------------
                                                                        632,894
                                                                   ------------
SEMICONDUCTORS - 5.0%
     4,100     Texas Instruments, Inc.                                  158,670
     2,500     Triquint Semiconductor, Inc.*                             72,575
                                                                   ------------
                                                                        231,245
                                                                   ------------
SPECIALTY TELECOMMUNICATIONS - 2.0%
     2,200     Qwest Communications International, Inc.*                 89,991
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT - 11.4%
     4,000     CIENA Corp.*                                             220,240
     1,000     Comverse Technology, Inc.*                                68,500
     3,000     Oni Systems Corp.*                                       107,790

See accompanying Notes to Financial Statements.

                            PIC TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------
     3,000     Sonus Networks, Inc.*                               $     76,380
     4,000     Virata Corp.*                                             54,400
                                                                   ------------
                                                                        527,310
                                                                   ------------
WIRELESS TELECOMMUNICATIONS - 2.8 %
     5,000     Sprint Corp. (PCS Group)*                                128,150
                                                                   ------------
TOTAL EQUITY SECURITIES (cost $5,965,392)                             4,322,014
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.1%
COMMERCIAL PAPER - 4.4%
$  199,976     General Electric Capital Corp.                      $    199,976
                                                                   ------------
MONEY MARKET INVESTMENT - 6.7%
   154,784     Temporary Investment Fund Inc.-Temp Cash+                154,784
   154,784     Temporary Investment Fund Inc.-Temp Fund+                154,784
                                                                   ------------
                                                                        309,568
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost $509,544)                            509,544
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES (cost $6,474,936) - 104.8%            4,831,558
                                                                   ------------
OTHER ASSETS - 6.1%
Collateral for securities loaned, at fair value (Note 2)                278,308
Receivables:
  Dividends and interest                                                  1,746
Prepaid insurance                                                           261
                                                                   ------------
  Total Other Assets                                                    280,315
                                                                   ------------

TOTAL ASSETS                                                          5,111,873
                                                                   ------------
LIABILITIES - (10.9%)
Securities sold short, at value (proceeds $106,748) (Note 5)            140,680
Payables:
  Securities loaned (Note 2)                                            278,308
  Securities purchased                                                   69,650
  Due to Advisor (Note 3)                                                 7,860
Deferred trustees' compensation (Note 3)                                  1,703
Accrued expenses                                                          1,581
                                                                   ------------
Total Liabilities                                                       499,782
                                                                   ------------
NET ASSETS - 100.0%                                                $  4,612,091
                                                                   ============

* Non-income producing security.
+ Of this amount, $135,732 is on deposit with broker for short sales.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF OPERATIONS For the Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    BALANCED        GROWTH          MID CAP        SMALL CAP       TECHNOLOGY
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME
Income
  Dividends (Net of foreign taxes
    of $12, $70, $424, $0 and
    $8, respectively) .........................   $     22,946    $    220,177    $     10,800    $     55,215    $        784
  Interest ....................................        427,978         223,578          72,033         599,014          20,355
  Income from securities loaned - net .........             --             552              35             135               6
                                                  ------------    ------------    ------------    ------------    ------------
    Total Income ..............................        450,924         444,307          82,868         654,364          21,145
                                                  ------------    ------------    ------------    ------------    ------------
Expenses
  Investment advisory fees (Note 3) ...........         84,052         526,717         124,423         990,901          21,565
  Administration fees (Note 3) ................         14,009          65,839          22,625         123,715          15,179
  Audit fees ..................................          7,670          11,150           6,168          10,278          11,150
  Insurance expense ...........................          1,068           2,141             371           3,220             192
  Accounting fees .............................         31,883          35,696          32,400          46,437           8,100
  Legal fees ..................................          1,240           5,950             992           9,917             992
  Custodian fees ..............................         10,516          16,914          12,060          37,824           5,839
  Trustee fees (Note 3) .......................         (6,969)        (15,877)          2,083           1,868           2,705
  Miscellaneous ...............................          3,968           2,976           2,200           5,928           1,983
                                                  ------------    ------------    ------------    ------------    ------------
  Total expenses ..............................        147,437         651,506         203,322       1,230,088          67,705
    Add: expenses recouped (Note 3) ...........             --           6,890              --           7,059              --
    Less: fees waived and expenses
      absorbed (Note 3) .......................        (35,367)             --         (43,349)             --         (40,750)
                                                  ------------    ------------    ------------    ------------    ------------
    Net expenses ..............................        112,070         658,396         159,973       1,237,147          26,955
                                                  ------------    ------------    ------------    ------------    ------------
      NET INVESTMENT INCOME (LOSS) ............        338,854        (214,089)        (77,105)       (582,783)         (5,810)
                                                  ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
  Securities ..................................     (3,249,761)    (23,797,523)     (4,613,435)    (28,994,479)     (2,769,367)
  Short Sales .................................             --              --              --              --         (48,996)
Net unrealized depreciation on
  investments .................................     (3,729,236)    (32,434,503)     (7,245,675)    (32,120,875)     (1,057,736)
                                                  ------------    ------------    ------------    ------------    ------------
  Net realized and unrealized loss
    on investments ............................     (6,978,997)    (56,232,026)    (11,859,110)    (61,115,354)     (3,876,099)
                                                  ------------    ------------    ------------    ------------    ------------
    NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ...............   $ (6,640,143)   $(56,446,115)   $(11,936,215)   $(61,698,137)   $ (3,881,909)
                                                  ============    ============    ============    ============    ============

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          BALANCED                               GROWTH
                                                          PORTFOLIO                             PORTFOLIO
                                               --------------------------------      --------------------------------
                                             SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                              APRIL 30, 2001+   OCTOBER 31, 2000    APRIL 30, 2001+   OCTOBER 31, 2000
                                               -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) .............   $     338,854      $     662,967      $    (214,089)     $  (1,114,344)
  Net realized gain (loss) on
    investments ............................      (3,249,761)         3,318,415        (23,797,523)        38,535,191
  Net unrealized appreciation
    (depreciation) on investments ..........      (3,729,236)            90,680        (32,434,503)       (17,116,729)
                                               -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM OPERATIONS .      (6,640,143)         4,072,062        (56,446,115)        20,304,118
                                               -------------      -------------      -------------      -------------

TRANSACTIONS IN INTERESTS
  Contributions by Holders .................       2,313,375          7,065,356          9,952,522         26,934,456
  Withdrawals by Holders ...................      (9,662,881)        (6,909,725)       (36,652,437)       (38,602,035)
                                               -------------      -------------      -------------      -------------
  Net increase (decrease) in net assets
    resulting from transactions in interests      (7,349,506)           155,631        (26,699,915)       (11,667,579)
                                               -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS      (13,989,649)         4,227,693        (83,146,030)         8,636,539

NET ASSETS
  Beginning of period ......................      37,103,783         32,876,090        190,941,798        182,305,259
                                               -------------      -------------      -------------      -------------
  END OF PERIOD ............................   $  23,114,134      $  37,103,783      $ 107,795,768      $ 190,941,798
                                               =============      =============      =============      =============

+ Unaudited.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             MID CAP                              SMALL CAP
                                                            PORTFOLIO                             PORTFOLIO
                                                 --------------------------------      --------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                APRIL 30, 2001+   OCTOBER 31, 2000    APRIL 30, 2001+   OCTOBER 31, 2000
                                                 -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ......................     $     (77,105)     $    (171,425)     $    (582,783)     $  (2,208,291)
  Net realized gain (loss) on
    investments ............................        (4,613,435)         8,519,208        (28,994,479)       112,241,729
  Net unrealized appreciation
    (depreciation) on investments ..........        (7,245,675)         6,666,487        (32,120,875)        (1,397,996)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE) IN
      NET ASSETS RESULTING FROM OPERATIONS .       (11,936,215)        15,014,270        (61,698,137)       108,635,442
                                                 -------------      -------------      -------------      -------------

TRANSACTIONS IN INTERESTS
  Contributions by Holders .................         9,896,993         23,917,376         45,686,312        157,460,067
  Withdrawals by Holders ...................       (12,244,318)        (4,708,081)       (26,469,210)      (219,931,942)
                                                 -------------      -------------      -------------      -------------
  Net increase (decrease) in net assets
    resulting from transactions in interests        (2,347,325)        19,209,295         19,217,102        (62,471,875)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS        (14,283,540)        34,223,565        (42,481,035)        46,163,567

NET ASSETS
  Beginning of period ......................        46,887,304         12,663,739        300,926,468        254,762,901
                                                 -------------      -------------      -------------      -------------
  END OF PERIOD ............................     $  32,603,764      $  46,887,304      $ 258,445,433      $ 300,926,468
                                                 =============      =============      =============      =============

+ Unaudited.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      TECHNOLOGY
                                                                       PORTFOLIO
                                                             -------------------------------
                                                                             SEPTEMBER 29, 2000**
                                                          SIX MONTHS ENDED        THROUGH
                                                           APRIL 30, 2001+    OCTOBER 31, 2000
                                                             -----------         -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) .........................     $    (5,810)        $     2,941
  Net realized loss on investments:
    Securities .........................................      (2,769,367)            (20,380)
    Short sales ........................................         (48,996)                 --
  Net unrealized depreciation on investments ...........      (1,057,736)           (619,574)
                                                             -----------         -----------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      (3,881,909)           (637,013)
                                                             -----------         -----------
TRANSACTIONS IN INTERESTS
  Contributions by Holders .............................       1,420,359           8,914,084
  Withdrawals by Holders ...............................      (1,202,639)               (791)
                                                             -----------         -----------
  Net increase in net assets resulting from transactions
    in interests .......................................         217,720           8,913,293
                                                             -----------         -----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ............      (3,664,189)          8,276,280

NET ASSETS
  Beginning of period ..................................       8,276,280                  --
                                                             -----------         -----------
  END OF PERIOD ........................................     $ 4,612,091         $ 8,276,280
                                                             ===========         ===========

+  Unaudited.
** Commencement of operations.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                          BALANCED PORTFOLIO
                                  ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED    --------------------------------------------------
                                  APRIL 30, 2001+     2000       1999       1998       1997       1996
                                  ---------------    ------     ------     ------     ------     ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .............     0.80%+          0.80%      0.80%      0.80%      0.80%     0.80%
  Net investment income ..........     2.42%+          1.76%      1.45%      1.22%      1.35%     1.30%

  Portfolio turnover rate ........    80.69%^        206.19%    174.19%    111.47%    104.50%    54.24%

* Net of fees waived and expenses absorbed of 0.25%, 0.27%, 0.28%, 0.18%, 0.36%, and 0.90% of average net assets, respectively.

                                                            GROWTH PORTFOLIO
                                  ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED    --------------------------------------------------
                                  APRIL 30, 2001+     2000       1999       1998       1997       1996
                                  ---------------    ------     ------     ------     ------     ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .............     1.00%+          1.00%      1.00%      1.00%      1.00%     1.00%
  Net investment income (loss) ...    (0.33)%+        (0.53)%    (0.49)%    (0.32)%    (0.13)%   (0.04)%

  Portfolio turnover rate ........    63.79%^        148.85%     80.34%     81.06%     67.54%    64.09%

*    Net of fees waived of 0.00%, 0.00%, 0.00%, 0.02%, 0.05%, and 0.04% of average net assets, respectively.

+ Unaudited.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                          MID CAP PORTFOLIO
                                    ----------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,     DECEMBER 31, 1997**
                                   SIX MONTHS ENDED     ----------------------         THROUGH
                                    APRIL 30, 2001+        2000       1999         OCTOBER 31, 1998
                                    ---------------       ------     ------        -----------------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .............      0.90%+              0.90%      0.90%              0.90%+
  Net investment loss ............     (0.43)%+            (0.53)%    (0.53)%            (0.29)%+

  Portfolio turnover rate ........     76.72%^            185.88%    144.64%            166.89%^

*    Net of fees waived and expenses absorbed of 0.24%, 0.32%, 1.58% and 2.07%
     of average net assets, respectively.
**   Commencement of operations.

                                                          SMALL CAP PORTFOLIO
                                  ---------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED    --------------------------------------------------
                                  APRIL 30, 2001+     2000       1999       1998       1997       1996
                                  ---------------    ------     ------     ------     ------     ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .............     1.00%+          1.00%      1.00%      1.00%      1.00%      1.00%
  Net investment loss ............    (0.47)%+        (0.64)%    (0.79)%    (0.68)%    (0.49)%    (0.59)%

  Portfolio turnover rate ........    50.29%^        143.39%    133.24%     81.75%    151.52%     53.11%

*    Net of fees waived of 0.00%, 0.00%, 0.00%, 0.01%, 0.01%, and 0.01% of average net assets, respectively.

+ Unaudited.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                TECHNOLOGY PORTFOLIO
                                       ---------------------------------------
                                                            SEPTEMBER 29, 2000**
                                       SIX MONTHS ENDED           THROUGH
                                       APRIL 30, 2001+        OCTOBER 31, 1999
                                       ---------------        ----------------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses ..................      1.00%+                 1.00%+
  Net investment income ...............     (0.22%)+                0.49%+

  Portfolio turnover rate .............     94.00%^                 8.02%^

* Net of fees waived of 1.51% and 0.67% of average net assets, respectively.

+  Unaudited.
+  Annualized.
^  Not annualized.
** Commencement of operations.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     PIC Balanced and Growth Portfolios were organized on December 11, 1991, PIC Mid Cap Portfolio was organized on December 31, 1997, PIC Small Cap Portfolio was organized on March 22, 1993, and PIC Technology Portfolio was organized September 29, 2000 as separate trusts under the laws of the State of New York (each a "Portfolio" and collectively the "Portfolios"). The beneficial interests in each Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolios are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------

     E. SECURITIES LOANS. Each Portfolio, except for the Balanced Portfolio, may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

     F. SECURITIES SOLD SHORT. The Technology Portfolio may sell securities it does not own in anticipation of a decline in the market price of such securities in order to hedge portfolio positions. Upon entering into a short position, the Portfolio records the proceeds as due from broker in its statement of net assets and establishes an offsetting liability for the securities due under the short sale agreement. The Portfolio will generally borrow the security sold short in order to make delivery to the buyer and then replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay the lender any interest and dividends earned which is recorded as an expense to the Portfolio and may be required to pay a premium. The Portfolio would realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would incur a loss as a result of the short sale if the price of the security increases.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     Each Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with Investment Company Administration LLC ("ICA") pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Portfolios. PIC and ICA also provide management services necessary for the operations of the Portfolios and furnish office facilities.

     PIC receives from Balanced Portfolio an investment advisory fee at the annual rate of 0.60% of its average daily net assets, 0.80% from the Growth Portfolio, 0.70% from the Mid Cap Portfolio, 0.80% from the Small Cap Portfolio, and 0.80% from the Technology Portfolio. In addition, PIC has voluntarily taken to limit the expenses of the Balanced Portfolio to 0.80% of its average net assets, 1.00% for the Growth Portfolio, 0.90% for the Mid Cap Portfolio, 1.00% for the Small Cap Portfolio, and 1.00% for the Technology Portfolio.

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------

     Fees waived, expenses reimbursed and recouped by PIC for the period ended April 30, 2001 were as follows:

                                      FEES         EXPENSES        EXPENSES
                                     WAIVED       REIMBURSED       RECOUPED
                                     -------        -------        -------
     Balanced Portfolio              $35,367        $    --        $    --
     Growth Portfolio                     --             --          6,890
     Mid Cap Portfolio                43,349             --             --
     Small Cap Portfolio                  --             --          7,059
     Technology Portfolio             21,565         19,185             --

     At April 30, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolios are as follows:

     Balanced Portfolio                                            $299,584
     Growth Portfolio                                                24,302
     Mid Cap Portfolio                                              366,800
     Small Cap Portfolio                                             13,347
     Technology Portfolio                                            44,812

     At April 30, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                              OCTOBER 31,
                              --------------------------------------------
                                2001        2002        2003        2004
                              --------    --------    --------    --------
     Balanced Portfolio       $ 71,076    $ 90,404    $102,737    $ 35,367
     Growth Portfolio           15,286       7,147       1,869          --
     Mid Cap Portfolio          85,951     132,580     104,920      43,349
     Small Cap Portfolio         9,469       3,878          --          --
     Technology Portfolio           --          --       4,062      40,750

     ICA receives for its services a fee at the annual rate of 0.10% of the average daily net assets of each Portfolio subject to an annual minimum of $45,000 (except for Balanced and Technology Portfolios, which has no minimum). Fees paid to ICA for the period ended April 30, 2001 are stated in the respective Portfolios' Statement of Operations.

     On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan.

                                 PIC PORTFOLIOS

--------------------------------------------------------------------------------

If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value, which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

     For the period ended April 30, 2001, the change in the value of the phantom share account included unrealized appreciation (depreciation) were as follows:

                                                                 UNREALIZED
                                                                APPRECIATION/
                                                                (DEPRECIATION)
                                                                --------------
     Balanced Portfolio                                           $ (9,368)
     Growth Portfolio                                              (19,480)
     Mid Cap Portfolio                                                (784)
     Small Cap Portfolio                                            (2,700)
     Technology Portfolio                                            1,581

NOTE 4 - INVESTMENT TRANSACTIONS

     Each Portfolio, except for the Balanced Portfolio, entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC may invest the cash collateral in commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral.

     At April 30, 2001, each Portfolio loaned equity securities having a fair value and received equity securities collateral for the loan as follows:

                                              FAIR VALUE        COLLATERAL
                                              -----------       -----------
     Mid Cap Portfolio                        $ 4,833,380       $ 4,889,275
     Small Cap Portfolio                       16,599,640        16,748,400
     Technology Portfolio                         270,246           278,308

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the period ended April 30, 2001 were as follows:

                                             PURCHASES            SALES
                                            ------------       ------------
     Balanced Portfolio                     $ 21,521,665       $ 28,589,372
     Growth Portfolio                         82,065,721         96,965,424
     Mid Cap Portfolio                        27,224,964         26,112,675
     Small Cap Portfolio                     129,500,816        119,551,576
     Technology Portfolio                      5,111,453          4,602,239

     The Balanced Portfolio purchased $4,297,216 and sold $10,646,314 of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Growth, Mid Cap, Small Cap and Technology Portfolios.

     The aggregate gross unrealized appreciation and depreciation of investment securities at April 30, 2001, based on their cost for federal income tax purposes, were as follows:

                                  TAX            GROSS           GROSS
                                COST OF        UNREALIZED      UNREALIZED
                              INVESTMENTS     APPRECIATION    DEPRECIATION
                              ------------    ------------    ------------
     Balanced Portfolio       $ 22,938,576    $  1,366,481    $ (1,278,748)
     Growth Portfolio          108,132,441       9,872,645      (8,002,874)
     Mid Cap Portfolio          31,039,772       4,240,063      (2,413,511)
     Small Cap Portfolio       228,702,171      52,332,765     (19,505,721)
     Technology Portfolio        6,474,936         313,188      (1,956,566)

5 - SHORT SALES

     The Technology Portfolio has entered into short sales which results in off-balance-sheet risk as the Portfolio's ultimate obligation to satisfy the sale of securities sold short may exceed the amount recognized in the Statement of Net Assets.

     The Portfolio is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolio must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     Short sales open at April 30, 2001 were as follows:
                                                                         TOTAL
                      SHARES                                  VALUE     PROCEEDS
                      ------                                 --------   --------
Technology Portfolio   1,500  International Rectifier Corp.  $ 83,250   $ 60,506
                       1,000  Synopsys, Inc.                   57,430     46,242
                                                             --------   --------
                                                             $140,680   $106,748
                                                             ========   ========

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS -- P-I-C INVESTMENT TRUST
--------------------------------------------------------------------------------
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
ANGELO R. MOZILO, Trustee
WAYNE H. SMITH, Trustee
THOMAS M. MITCHELL, President and Trustee
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

TRUSTEES AND OFFICERS -- P-I-C PORTFOLIOS
--------------------------------------------------------------------------------
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
ANGELO R. MOZILO, Trustee
WAYNE H. SMITH, Trustee
THOMAS M. MITCHELL, President and Trustee
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. LAKE AVENUE, PH SUITE
PASADENA, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
FIRST FUND DISTRIBUTORS, INC.
4455 E. CAMELBACK ROAD, SUITE 261-E
PHOENIX, AZ 85018

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP

This semi-annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2001, this semi-annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                         Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com